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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (amendment No. [           ])

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
GRAPHIC PACKAGING CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CORPORATE OFFICES	814 Livingston Court
Marietta, Georgia 30067

April [6], 2004

        To Graphic Packaging Corporation Stockholders:

        It is my pleasure to invite you to Graphic Packaging Corporation's 2004 Annual Meeting of Stockholders, to be held at the Renaissance Waverly Hotel, 2450 Galleria Parkway, Atlanta, Georgia 30339, on Tuesday, May 18, 2004, at 10:00 a.m. local time.

        The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. The Proxy Statement tells you about the agenda and the procedures for the annual meeting. It also describes how our Board of Directors operates and gives certain information about us. There are two items of business to be acted on at the annual meeting, as described in detail in the Proxy Statement, so your vote is important. I look forward to reporting on 2003, as well as commenting on the results of our first fiscal quarter of 2004.

        Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. If you hold your shares in your own name and choose to attend the annual meeting, you may revoke your proxy and personally cast your votes at the annual meeting.

                      Sincerely yours,

                      Jeffrey H. Coors
                       Executive Chairman of the Board

Notice of
Annual Meeting of Stockholders
of Graphic Packaging Corporation

Date:	May 18, 2004
Time:	10:00 a.m. local time
Place:	Renaissance Waverly Hotel 2450 Galleria Parkway Atlanta, Georgia 30339
Purpose:	•	To elect three Class I Directors to a term of three years;
	•	To vote on a proposal to approve the Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan; and
	•	To transact any other business that may be properly brought before the meeting.
Stephen A. Hellrung Senior Vice President, General Counsel and Secretary Marietta, Georgia April [6], 2004

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY OR DIRECT YOUR VOTE BY INTERNET OR TELEPHONE, AS DESCRIBED IN THE ENCLOSED PROXY STATEMENT, OR DATE, SIGN AND MAIL THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENVELOPE PROVIDED. IF YOU MAIL THE PROXY CARD, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

i

Proxy Statement

for

Annual Meeting of Stockholders

May 18, 2004

GENERAL INFORMATION

        This Proxy Statement is being furnished in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway, Atlanta, Georgia 30339, on Tuesday, May 18, 2004, at 10:00 a.m. local time. It is anticipated that this Proxy Statement and the enclosed form of proxy will first be sent to stockholders on or about April [6], 2004. References in this Proxy Statement to "Graphic Packaging," "we," "us," and "our" or similar terms are to Graphic Packaging Corporation, a Delaware corporation.

Outstanding Shares

        On April 1, 2004, the record date for the Annual Meeting, there were    shares of our common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each share held on all matters to come before the Annual Meeting.

Who May Vote

        Only stockholders who held shares of our common stock at the close of business on April 1, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

How to Vote in Person

        If your shares are registered directly in your name, you are considered the stockholder of record, and you may vote in person at the Annual Meeting. If your shares are registered through a bank or brokerage firm, your shares are considered to be held beneficially in street name. If your shares are held beneficially in street name, and you wish to vote in person at the Annual Meeting, you will need to obtain a proxy from the bank or brokerage firm that holds your shares. Even if you plan to attend the Annual Meeting, we recommend that you vote before the Annual Meeting.

How to Vote by Proxy

        Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by any of the methods described below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your bank or brokerage firm.

        Voting over the Internet.    Stockholders of record of our common stock with Internet access may submit proxies from any location in the world by following the "Vote by Internet" instructions on their proxy cards. Most of our stockholders who hold shares beneficially in street name may be able to vote by accessing the website specified on the voting instruction cards provided by their bank or brokerage firm. Please check the voting instruction card for Internet voting availability.

        Voting by Telephone.    Stockholders of record of our common stock who live in the United States or Canada may submit proxies by following the "Vote by Phone" instructions on their proxy cards. Most of our stockholders who hold shares beneficially in street name may be able to vote by phone by calling the number specified on the voting instruction cards provided by their bank or brokerage firm. Please check the voting instruction card for telephone voting availability.

        Voting by Mail.    Stockholders of record of our common stock may submit proxies by completing, signing and dating the enclosed proxy card and mailing them in the accompanying pre-addressed envelopes. Our stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their bank or brokerage firm and mailing them in the accompanying pre-addressed envelopes.

How Proxies Work

        Our Board is asking for your proxy. By giving us your proxy, your shares will be voted at the Annual Meeting in the manner you direct. If you do not specify how you wish to vote your shares, your shares will be voted "FOR" the election of each of the Director nominees and "FOR" the approval of the Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan (the "2004 Plan"). Proxyholders will also vote shares according to their discretion on any other matter properly brought before the Annual Meeting.

        If for any reason, any of the nominees for election as Director is unable or declines to serve as Director, discretionary authority may be exercised by the proxyholders to vote for substitutes proposed by our Board.

        If the shares you own are held beneficially in street name by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Under the rules of the New York Stock Exchange (the "NYSE"), if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

How to Vote Your 401(k) Plan Shares

        If you participate in the GPI Savings Plan or in our GPI Hourly Savings Plan, you may give voting instructions as to the number of shares of our common stock held in your account as of the record date. You may provide voting instructions to Fidelity Management Trust Company by completing and returning the proxy card accompanying this Proxy Statement. The trustee will vote your shares in accordance with your duly executed instructions received by 12:00 midnight on May 13, 2004. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

        You may also revoke previously given voting instructions by 12:00 midnight on May 13, 2004, by filing with the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Quorum

        In order to carry out the business of the Annual Meeting, we must have a quorum. This means that at least one-third (1/3) of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes present at the Annual Meeting for purposes of calculating whether a quorum is present.

Votes Needed

        The Director nominees receiving the largest number of votes cast are elected, up to the maximum number of three Directors fixed by the Board to be elected at the Annual Meeting. As a result, any shares not voted, whether by abstention, broker non-vote or otherwise, have no effect on the election of Directors, except to the extent that the failure to vote for a particular nominee may result in another nominee receiving a larger number of votes. Approval of the 2004 Plan and any other matter properly brought before the Annual Meeting requires the affirmative vote of holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. An abstention with respect to approval of the 2004 Plan will have the effect of a vote against approval of the 2004 Plan and broker non-votes will have no effect on the approval of the 2004 Plan, as broker non-votes are treated as shares not present and not entitled to vote with regard to the approval of the 2004 Plan.

Changing Your Vote

        Shares of our common stock represented by proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by sending our Corporate Secretary an instrument revoking the proxy or a proxy bearing a later date. Any notice of revocation should be sent to: Graphic Packaging Corporation, 814 Livingston Court, Marietta, Georgia 30067, Attention: Corporate Secretary. Any proxy submitted over the Internet or by telephone may also be revoked by submitting a new proxy over the Internet or by telephone. A proxy is also revoked if the person who executed the proxy is present at the Annual Meeting and elects to vote in person.

Attending in Person

        Only stockholders, their designated proxies and our guests may attend the Annual Meeting. If your shares are held beneficially in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Annual Meeting.

SUMMARY OF MERGER WITH GRAPHIC PACKAGING INTERNATIONAL CORPORATION

        Pursuant to a Merger Agreement dated March 25, 2003, we, our wholly-owned subsidiary Riverwood Acquisition Sub LLC ("Acquisition Sub") and Graphic Packaging International Corporation ("GPIC") agreed to merge in a stock-for-stock transaction. On August 8, 2003, GPIC merged with and into Acquisition Sub, with Acquisition Sub surviving the merger. Immediately before this merger, we transferred all of the shares of our subsidiary RIC Holding, Inc. to Acquisition Sub. After this merger:

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  RIC Holding, Inc. merged into Graphic Packaging Holdings, Inc., which was renamed GPI Holding, Inc.;

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  the company formerly known as Graphic Packaging Corporation merged into Riverwood International Corporation, which was renamed Graphic Packaging International, Inc.; and

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  Acquisition Sub merged into us, and we changed our corporate name from Riverwood Holding, Inc., to Graphic Packaging Corporation.

        We issued approximately 83.4 million shares of our common stock to former GPIC stockholders in connection with the merger. Former GPIC stockholders owned approximately 42% of our outstanding common stock immediately after the merger.

CORPORATE GOVERNANCE MATTERS

        Our Board periodically reviews our governance policies, practices and procedures to ensure that we meet or exceed the requirements of applicable laws and rules, including the Sarbanes-Oxley Act of 2002, the related rules and regulations of the Securities and Exchange Commission (the "SEC") and the newly-adopted corporate governance listing standards of the NYSE. Below in question and answer format is a summary of certain of our corporate governance policies and practices.

Who are Graphic Packaging's Directors?

        Our Board consists of Jeffrey H. Coors (who is Executive Chairman), Harold R. Logan, Jr. and John D. Beckett (who were Directors of GPIC before the merger), Stephen M. Humphrey, Kevin J. Conway, John R. Miller, Martin D. Walker and G. Andrea Botta (who were our Directors before the merger) and Robert W. Tieken.

How does Graphic Packaging determine which Directors are independent?

        For these purposes, "independent" and "independence" have the meanings set forth under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, the rules and regulations adopted thereunder by the SEC, the NYSE's corporate governance and listing standards, and our Corporate Governance Guidelines, all as in effect from time to time. A Director will not qualify as independent unless our Board affirmatively determines that the Director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). In addition, in accordance with our Corporate Governance Guidelines, we will also apply the following standards in determining whether a Director is independent:

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  A Director who is our employee, or whose immediate family member serves as one of our executive officers, may not be deemed independent until three years after the end of such employment relationship.

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  A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from us, other than Board and committee fees and pension or other forms of deferred compensation for prior service, may not be deemed independent until three years after he or she ceases to receive more than $100,000 per year in such compensation. Compensation received by an immediate family member for service as one of our non-executive employees will not be considered in determining independence under this test.

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  A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, our present or former internal or external auditor may not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

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  A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our current executive officers serve on that company's compensation committee may not be deemed independent until three years after the end of such service or the employment relationship.

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  A Director who is an executive officer, general partner or employee, or whose immediate family member is an executive officer or general partner, of an entity that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other entity's consolidated gross revenues, may not be deemed independent until three years after falling below that threshold.

        Applying these standards, the following six of our nine Directors would be considered independent: Messrs. Beckett, Botta, Logan, Miller, Tieken and Walker. Messrs. Coors and Humphrey are not considered independent because they serve as our executive officers and Mr. Conway is not considered independent because of his status as a principal of Clayton, Dubilier & Rice, Inc. ("CD&R"), an investment banking firm that provided certain services to us in connection with our merger with GPIC.

        We are a "controlled company," as that term is defined in the NYSE's corporate governance listing standards, because more than 50% of our voting power is held by a group of our stockholders consisting of members of the Coors family and certain related trusts, Clayton, Dubilier & Rice Fund V Limited Partnership (the "CDR Fund") and EXOR Group, S.A. ("Exor") and their respective affiliates. Please see "Certain Relationships and Related Transactions" below. Therefore, we are exempt from the requirements of Rule 303A of the NYSE Listed Company Manual with respect to having our Board comprised of a majority of independent Directors and having our Compensation and Benefits Committee and Nominating and Corporate Governance Committee being composed solely of independent Directors.

How many times did Graphic Packaging's Board of Directors meet last year?

        Our Board held 10 meetings in 2003.

Did any of Graphic Packaging's Directors attend fewer than 75% of the meetings of the Board and their assigned committees?

        No, all of our Directors attended at least 75% of the meetings of the Board and their assigned committees during 2003.

What is Graphic Packaging's policy on Director attendance at annual stockholders' meetings?

        Our Directors are expected to attend each annual stockholders meeting, but are not required to do so. Last year, our stockholders elected Directors by written consent in lieu of holding an annual stockholders meeting.

Do the non-management Directors of Graphic Packaging meet during the year in executive session?

        Yes, our non-management Directors met separately at regularly scheduled executive sessions during 2003 and will continue to do so without any member of management being present. Mr. Miller, as the Chairman of the Nominating and Corporate Governance Committee, acted as presiding Director at each executive session during 2003.

Can stockholders and other interested parties communicate directly with the Directors of Graphic Packaging or with the non-management Directors of Graphic Packaging?

        Yes. If you wish to communicate with our Board or any individual Director, you may send correspondence to Graphic Packaging Corporation, 814 Livingston Court, Marietta, Georgia 30067, Attention: Corporate Secretary. Our Corporate Secretary will submit your correspondence to the Board, the appropriate committee or the appropriate Director, as applicable. You may also communicate directly with the presiding non-management Director of the Board or the non-management Directors as a group by sending correspondence to Graphic Packaging Corporation, 814 Livingston Court, Marietta, Georgia 30067, Attention: Presiding Director.

Does Graphic Packaging's Board of Directors have any separately-designated standing committees?

        Our Board presently has three separately-designated standing committees: the Audit Committee, the Compensation and Benefits Committee and the Nominating and Corporate Governance Committee.

What does the Audit Committee do?

        The Audit Committee is responsible for, among other things, assisting our Board in its oversight of:

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  the integrity of our financial statements;

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  our compliance with legal and regulatory requirements;

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  our systems of internal accounting and financial controls;

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  the performance of the annual independent audit of our financial statements;

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  our independent auditor's qualifications and independence; and

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  the performance of our internal audit function.

        The Audit Committee is also responsible for preparing a Report of the Audit Committee in conformity with the rules of the SEC to be included in the annual proxy statement for our annual stockholders meeting.

Who are the members of the Audit Committee?

        The current members of the Audit Committee are Messrs. Logan, Tieken and Miller, with Mr. Miller serving as Chairman.

How many meetings did the Audit Committee have last year?

        The Audit Committee held nine meetings during 2003.

Does Graphic Packaging have an Audit Committee Financial Expert?

        Yes. The NYSE and the SEC have recently adopted new standards and regulations relating to audit committee composition and functions. In order to comply with these regulations, our Board has examined the SEC's definition of "audit committee financial expert" and has determined that each of Harold R. Logan, Jr., John R. Miller and Robert W. Tieken meet these standards and are each "independent directors," as defined by Section 303A of the NYSE's Listed Company Manual. Accordingly, Messrs. Logan, Miller and Tieken have each been designated by our Board as audit committee financial experts.

What does the Compensation and Benefits Committee do?

        The Compensation and Benefits Committee oversees the compensation and benefits of our management and employees and is responsible for, among other things:

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  reviewing and making recommendations as to the compensation of our president and chief executive officer, our four other most highly-compensated executive officers and any other individuals whose compensation the Compensation and Benefits Committee anticipates may become subject to Section 162(m) of the Internal Revenue Code (the "Code");

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  approving any awards of stock or options to those of our Directors who are our employees and to other individuals who are our "officers" for purposes of Section 16 of the Exchange Act; and

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  administering our short- and long-term incentive plans.

Who are the members of the Compensation and Benefits Committee?

        The current members of the Compensation and Benefits Committee are Messrs. Botta, Walker and Beckett, with Mr. Beckett serving as Chairman.

How many meetings did the Compensation Committee have last year?

        The Compensation Committee held 13 meetings during 2003.

What does the Nominating and Corporate Governance Committee do?

        The Nominating and Corporate Governance Committee is responsible for, among other things, identifying qualified individuals for nomination to our Board and developing and recommending a set of corporate governance principles to our Board.

Who are the members of the Nominating and Corporate Governance Committee?

        The current members of the Nominating and Corporate Governance Committee are Messrs. Beckett, Botta, Conway, Coors and Miller, with Mr. Miller serving as Chairman. Messrs. Beckett, Botta and Miller are each "independent directors," as defined by Section 303A of the NYSE's Listed Company Manual. As discussed above, Messrs. Conway and Coors would not be considered "independent directors."

How many meetings did the Nominating and Corporate Governance Committee hold last year?

        The Nominating and Corporate Governance Committee held two meetings during 2003.

Does Graphic Packaging have Corporate Governance Guidelines?

        Yes, our Board has formally adopted Corporate Governance Guidelines to assure that it will have the necessary authority and practices in place to review and evaluate our business operations as needed and to assure that the Board is focused on stockholder value. Our Corporate Governance Guidelines set forth the practices the Board will follow with respect to Board composition and selection, Board meetings and involvement of senior management, CEO performance and succession planning, and Board committees and compensation. You may find a copy of our Corporate Governance Guidelines on our website at http://www.shareholder.com/graphic.

Does Graphic Packaging have a code of ethics and conduct, and, if so, where can I find a copy?

        Yes, our Board has formally adopted our Code of Business Conduct and Ethics, which applies to all of our employees, officers and Directors. A copy of the Code of Business Conduct and Ethics is available on our website at http://www.shareholder.com/graphic.

Have the Board's standing committees adopted charters and, if so, where can I find copies?

        Yes, our Audit Committee, Compensation and Benefits Committee and Nominating and Corporate Governance Committee have each adopted charters, copies of which can be found on our website at http://www.shareholder.com/graphic. A copy of our Audit Committee charter is also attached to this Proxy Statement as Appendix "A."

How can I obtain printed copies of the information described above?

        We will provide printed copies of the charters of our Audit Committee, Compensation and Benefits Committee and Nominating and Corporate Governance Committee, as well as the Code of Business Conduct and Ethics and Corporate Governance Guidelines to any person without charge upon request.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board has nine members divided evenly into three classes: Class I, Class II and Class III, with one class being elected each year for a three-year term. The three nominees standing for re-election as Class I Directors are: Jeffrey H. Coors, Kevin J. Conway and Robert W. Tieken.

        If elected, each Class I nominee will serve three consecutive years with his term expiring in 2007 or until a successor is elected and qualified. The election of each nominee requires the affirmative vote of the holders of the plurality of the shares of our common stock cast in the election of Directors. If at the time of the Annual Meeting any of these nominees is unavailable for election as a Director for any reason, which is not expected to occur, the persons named as proxies will vote for such substitute nominee or nominees, if any, as shall be designated by the Board.

Information Concerning the Nominees

Class I Nominees for Election as Directors—Term to Expire in 2007

JEFFREY H. COORS	Director Since: 2003 Age: 59
Business Experience, Directorships, and Positions within the Last Five Years:

Jeffrey H. Coors has been our Executive Chairman and a member of our Board and the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since the closing of our merger with GPIC. Mr. Coors was Chairman of GPIC from 2000 and until the closing of the merger with us, and was its Chief Executive Officer and President from GPIC's formation in 1992 and until the closing of the merger. Mr. Coors served as Executive Vice President of the Adolph Coors Company from 1991 to 1992 and as its President from 1985-1989, as well as at Coors Technology Companies as its President from 1989 to 1992.

KEVIN J. CONWAY	Director Since: 1995 Age: 45
Business Experience, Directorships, and Positions within the Last Five Years:

Kevin J. Conway has been a member of our Board and a member of the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since 1995. Mr. Conway is a principal of CD&R, a New York-based private investment firm, a director of CD&R Investment Associates II, Inc. ("Associates II"), a Cayman Islands exempted company that is the managing general partner of CD&R Associates V Limited Partnership, a Cayman Islands exempted limited partnership ("Associates V"), the general partner of the CDR Fund, and a limited partner of Associates V. Mr. Conway is also a director of Covansys, an IT services company.

ROBERT W. TIEKEN	Director Since: 2003 Age: 64
Business Experience, Directorships, and Positions within the Last Five Years:

Robert W. Tieken has been a member of our Board and the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since September 2003. Mr. Tieken has been the Executive Vice President and Chief Financial Officer of The Goodyear Tire & Rubber Company since May 1994. From 1993 until May 1994, Mr. Tieken served as Vice President-Finance for Martin-Marietta.

Information Concerning Continuing Directors

Class II Directors—Term to Expire in 2005

STEPHEN M. HUMPHREY	Director Since: 1997 Age: 59
Business Experience, Directorships, and Positions within the Last Five Years:

Stephen M. Humphrey has been our President and Chief Executive Officer, a member of our Board and a member of the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since 1997. From 1994 through 1996, Mr. Humphrey was Chairman, President and Chief Executive Officer of National Gypsum Company, a manufacturer and supplier of building products and services. From 1981 until 1994, Mr. Humphrey was employed by Rockwell International Corporation, a manufacturer of electronic industrial, automotive products, telecommunications systems and defense electronics products and systems, where he held a number of key executive positions.

JOHN D. BECKETT	Director Since: 2003 Age: 65
Business Experience, Directorships, and Positions within the Last Five Years:

John D. Beckett has been a member of our Board and the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since the closing of the merger. From 1993 until the closing of the merger, Mr. Beckett served as one of the directors of GPIC. He has been Chairman of the R. W. Beckett Corporation, a manufacturer of components for oil and gas heating appliances, since 1965 and from 1965 until 2001, Mr. Beckett also served as its President.

JOHN R. MILLER	Director Since: 2002 Age: 66
Business Experience, Directorships, and Positions within the Last Five Years:

John R. Miller has been a member of our Board and a member of the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since 2002. Mr. Miller has been a director of Cambrex Corporation, a global supplier of goods and services to the life sciences industry since 1998, and since 1985, a director of Eaton Corporation, a global diversified industrial manufacturer. Effective April 2003, Mr. Miller retired as Chairman, President and Chief Executive Officer of Petroleum Partners, Inc., a provider of outsourcing services to the petroleum industry, a position he held since 2000. From 1988 to 2000, he was Chairman and Chief Executive Officer of TBN Holdings Inc., a buyout firm. Mr. Miller formerly served as President and Chief Operating Officer of The Standard Oil Company and Chairman of the Federal Reserve Bank of Cleveland.

Class III Directors—Term to Expire in 2006

G. ANDREA BOTTA	Director Since: 1996 Age: 50
Business Experience, Directorships, and Positions within the Last Five Years:

G. Andrea Botta has been a member of our Board and a member of the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since 1996. Mr. Botta has been a managing director of Morgan Stanley since September 1999. Previously, he was president of EXOR America, Inc. (formerly IFINT-USA, Inc.) from 1993 until September 1999 and for more than five years prior thereto, Vice President of Acquisitions of IFINT-USA, Inc.

HAROLD R. LOGAN, JR.	Director Since: 2003 Age: 59
Business Experience, Directorships, and Positions within the Last Five Years:

Harold R. Logan, Jr. has been a member of our Board and the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since the closing of the merger. From 2001 until the closing of the merger, Mr. Logan served as one of the directors of GPIC. Mr. Logan is a director and Chairman of the Finance Committee of TransMontaigne, Inc., a transporter of refined petroleum products, and was a director, Executive Vice President, and Chief Financial Officer of TransMontaigne, Inc. from 1995 to 2002. Mr. Logan served as a director and Senior Vice President, Finance of Associated Natural Gas Corporation, a natural gas and crude oil company, from 1987 to 1994. He also serves as a director of Suburban Propane Partners, The Houston Exploration Company and Rivington Capital Advisors LLC.

MARTIN D. WALKER	Director Since: 2002 Age: 71
Business Experience, Directorships, and Positions within the Last Five Years:

Martin D. Walker has been a member of our Board and a member of the Boards of Directors of our subsidiaries GPI Holding and Graphic Packaging International since 2002. Mr. Walker has been a principal of MORWAL Investments, a private investment group, since July 1997, and is a director of Lexmark International, Inc., a producer of laser and inkjet printers; Textron, Inc., a multi-industry company; The Timken Company, a producer of bearings, and ArvinMeritor, Inc., a manufacturer of automotive parts. From September 1986 to December 1996 and from October 1998 to June 1999, Mr. Walker served as Chairman and Chief Executive Officer of M.A. Hanna Company, a producer of international specialty chemicals. From December 1996 to June 1997, Mr. Walker served as Chairman of M. A. Hanna Company.

Directors Emeritus

        William K. Coors and B. Charles Ames each serve on our Board as a Director emeritus. In such capacity, they have the right to attend Board meetings and to receive copies of all written materials provided to the Board, but do not have any right to vote on any matter presented to the Board.

Compensation of Directors

        Each Director who is not our officer or employee receives an annual retainer fee of $30,000, payable in quarterly installments. In addition, each non-employee Director receives $1,500 per Board meeting attended and $1,000 per each committee meeting attended. Committee chairmen receive a further retainer fee of $5,000. Seventy-five percent of the annual retainer fee and of any committee chairman retainer fee is paid in the form of restricted stock, valued on the date of the grant, that vests upon the second anniversary of the grant date. At the Director's option, the remainder of the annual retainer fee and any committee chairman retainer fee may also be paid in the form of restricted stock. Non-employee Directors have the option to defer all or part of the cash compensation payable to them.

        Directors who are our officers or employees do not receive any additional compensation for serving as a Director. Pursuant to the terms of Mr. Conway's employment with CD&R, he has assigned his right to receive compensation for his service as a Director to CD&R. We reimburse all Directors for reasonable and necessary expenses they incur in performing their duties as Directors.

Criteria for Potential Directors

        Our Board is responsible for selecting nominees for election as Directors by our stockholders and for filling vacancies on the Board. Our Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals for nomination as members of the Board and its committees and, in this regard, reviewing with the Board on an annual basis the current skills, background and expertise of the members of the Board, as well as our future and ongoing needs. This assessment is used to establish criteria for identifying and evaluating potential candidates for the Board. However, as a general matter, the Nominating and Corporate Governance Committee seeks individuals who demonstrate:

  •
  the highest personal and professional integrity,

  •
  commitment to driving our success;

  •
  an ability to provide informed and thoughtful counsel on a range of issues; and

  •
  exceptional ability and judgment.

        The Nominating and Corporate Governance Committee considers candidates recommended by its members and other Directors. The Nominating and Corporate Governance Committee will also consider whether to nominate any person recommended by a stockholder pursuant to the provisions of our Bylaws relating to stockholder nominations as described in "Stockholder Proposals and Nominations," below. The Nominating and Corporate Governance Committee uses the same criteria to evaluate proposed nominees that are recommended by its members and other Directors as it does for stockholder-recommended nominees.

Board Recommendation

        The Board believes that voting for each of our three nominees for Director is in the best interests of us and our stockholders. The Board recommends a vote "FOR" each of the three nominees for Director.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table discloses compensation received by our Chief Executive Officer and our four other most highly paid executive officers (collectively, the "Named Executive Officers") for the three fiscal years ended December 31, 2003.

Summary Compensation Table

								Long Term Compensation
	Annual Compensation(1)							Awards				Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(2)		Restricted Stock Units($)		Securities Underlying Options(#)		LTIP Payouts($)	All Other Compensation($)(3)
Jeffrey H. Coors Executive Chairman	2003	220,806	(4)	370,185		—		1,543,672	(13)	1,603,489		1,300,000	6,380
Stephen M. Humphrey President and Chief Executive Officer	2003 2002 2001	937,450 879,000 766,000		570,544 478,890 —		206,935 206,960 282,535	(6) (7) (8)	1,365,478 — —	(13)	228,150 6,844,500 —	(16)	— — —	— — —
Steven D. Saucier Senior Vice President, Paperboard Operations	2003 2002 2001	350,000 350,000 270,917		493,003 340,684 —	(5)	— — 67,841	(9)	1,009,849 144,000 —	(13) (14)	129,514 422,078 —	(17)	— — —	6,000 8,359 5,100
Robert W. Spiller Senior Vice President, Performance Packaging Division	2003 2002	350,000 88,826		129,102 33,875		7,964 17,150	(10) (11)	222,066 —	(15)	342,225 380,250	(18)	— —	6,000 3,712
Wayne E. Juby Senior Vice President, Human Resources	2003 2002 2001	243,333 235,000 188,542		203,661 89,622 —		4,498 — 33,046	(10) (12)	333,784 144,000 —	(13) (14)	204,575 192,742 —	(19)	— — —	6,000 8,359 5,100

(1)
In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical, group life insurance or other benefits that are available to all salaried employees and certain perquisites and other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the officer's salary and bonus shown in the table.

(2)
Except as otherwise noted, amounts shown consist of certain taxable perquisites the value of none of which exceeded 25% of the total value of the perquisites provided.

(3)
Amounts consist of contributions on behalf of the Named Executive Officer to our savings plans.

(4)
Mr. Coors was appointed Executive Chairman effective August 8, 2003.

(5)
Includes special retention bonus of $150,000.

(6)
Includes $10,435 of perquisites and $196,500, which is the amount of interest that would have been paid on a $5.0 million non-interest bearing loan made to Mr. Humphrey, had such loan borne interest at 3.93% per annum, the applicable federal rate at the time the loan was extended.

(7)
Includes $10,460 of perquisites and $196,500, which is the amount of interest that would have been paid on a $5.0 million non-interest bearing loan made to Mr. Humphrey, had such loan borne interest at 3.93% per annum, the applicable federal rate at the time the loan was extended.

(8)
Includes $9,685 of perquisites and $272,850, which is the amount of interest that would have been paid on a $5.0 million non-interest bearing loan made to Mr. Humphrey, had such loan borne interest at 5.49% per annum through December 18, 2001, and 3.93% per annum from December 19, 2001, the applicable federal rates at the time the loan was made and extended, respectively.

(9)
Includes $7,841 of perquisites and $60,000 of income attributable to the purchase of shares below the estimated fair market value of our common stock.

(10)
Consists of tax reimbursement paid in respect of taxable perquisites.

(11)
Includes $8,641 of tax reimbursement paid in respect of taxable perquisites.

(12)
Includes $13,555 of tax reimbursements paid in respect of taxable perquisites.

(13)
The value of the restricted stock units equals the number of such units granted multiplied by the price of our common stock ($3.99) on August 8, 2003, the date of grant. One-third of the restricted stock units vest on each of the first three anniversaries of August 8, 2003, subject to the Named Executive Officer's continuous employment. No dividends will be payable with respect to the restricted stock units.

(14)
The value of the restricted stock units equals the number of such units granted multiplied by the price of our common stock ($7.89) on January 1, 2002, the date of grant. All of these restricted stock units were exchanged for new restricted stock units, the value of which is reflected in the Named Executive Officer's compensation for 2003.

(15)
The value of the restricted stock units equals the number of such units granted multiplied by the price of our common stock ($3.65) on November 24, 2003, the date of grant. One-third of the restricted stock units vest on each of the first three anniversaries of August 8, 2003, subject to Mr. Spiller's continuous employment. No dividends will be payable with respect to the restricted stock units.

(16)
Of these options, 340,522 were exchanged for new options on August 8, 2003, which options are reflected in Mr. Humphrey's compensation for 2003.

(17)
Of these options, 422,078 were exchanged for new options on August 8, 2003, which options are reflected in Mr. Saucier's compensation for 2003.

(18)
All of these options were exchanged for new options on November 24, 2003, which options are reflected in Mr. Spiller's compensation for 2003.

(19)
All of these options were exchanged for new options on August 8, 2003, which options are reflected in Mr. Juby's compensation for 2003.

Option Grants in 2003

        The following table provides information with respect to stock options granted to the Named Executive Officers during 2003.

Name	Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees In 2003	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Value(2)
Jeffrey H. Coors(3)	545,700	11.40	10.17	08/08/2013	736,695
	60,638	1.27	9.11	08/08/2013	89,138
	4,860	0.10	10.65	08/08/2013	6,367
	27,285	0.57	10.58	08/08/2013	36,016
	8,768	0.18	10.48	08/08/2013	11,574
	112,778	2.36	13.38	08/08/2013	122,928
	9,182	0.19	13.21	08/08/2013	10,100
	523,872	10.94	7.56	08/08/2013	869,628
	10,406	0.22	7.06	08/08/2013	18,106
	300,000	6.27	1.56	08/08/2013	945,000
Stephen M. Humphrey	228,150	4.77	6.57	08/08/2013	410,670
Steven D. Saucier	129,514	2.71	6.57	08/08/2013	233,125
Robert W. Spiller	342,225	7.15	6.57	08/08/2013	616,005
Wayne E. Juby	204,575	4.27	6.57	08/08/2013	368,235

(1)
With respect to the options granted to the Named Executive Officers in 2003: (a) none were granted as incentive stock options; and (b) one-third vest on each of the first three anniversaries of August 8, 2003.

(2)
The dollar amounts set forth under this heading are estimates based on the Black-Scholes option pricing model using the following assumptions: (a) a 39.4% stock price volatility; (b) 4.45% average risk-free rate of return; (c) zero dividend yield; and (d) anticipated exercising at the end of the option term. This model will produce different results depending on the assumptions made, and the values shown above are merely good faith estimates of the present value of the option grants. Because one of the assumptions in the model is the future volatility of the common stock, the actual present value of such option grants cannot be determined.

(3)
Options shown as having been granted in 2003 to Mr. Coors were issued in replacement of options previously held under GPIC's stock incentive plans.

Aggregated Option Exercises in 2003 and December 31, 2003 Option Values

        None of the Named Executive Officers exercised any options during 2003. The following table provides information concerning the unexercised options held by each of the Named Executive Officers on December 31, 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year End
					Value of Unexercised In- the-Money Options at Fiscal Year End ($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey H. Coors	—	—	1,603,489	—	749,250	—
Stephen M. Humphrey	—	—	5,214,568	5,280,334	843,707	—
Steven D. Saucier	—	—	164,907	129,514	—	—
Robert W. Spiller	—	—	—	342,225	—	—
Wayne E. Juby	—	—	—	204,575	—	—

(1)
The dollar amounts set forth under this heading are calculated based on a per share price of $4.06, the closing price of our common stock on December 31, 2003, as reported by the New York Stock Exchange.

Pension Plans

        Employees Retirement Plan.    All of our U.S. salaried employees who satisfy the service eligibility criteria are participants in our Employees Retirement Plan. Pension benefits under this plan are limited in accordance with the provisions of the Code governing tax qualified pension plans. We have also adopted a Supplemental Pension Plan that provides for payment to participants of retirement benefits equal to the excess of the benefits that would have been earned by each participant had the limitations of the Code not applied to our Employees Retirement Plan and the amount actually earned by such participant under such plan. Messrs. Humphrey, Saucier, Spiller and Juby were each eligible to participate in these pension plans. Benefits under the supplemental plan were not pre-funded; such benefits were paid by us or through the retirement plan through a qualified supplemental employees retirement plan.

        The Pension Plan Table below sets forth the estimated annual benefits payable upon retirement, including amounts attributable to the supplemental plan, for specified remuneration levels and years of service.

Pension Plan Table

	Years of Service
Remuneration
	5	10	15	20	25	30	35
$125,000	7,957	15,915	23,872	31,830	39,787	47,745	55,702
$150,000	9,707	19,415	29,122	38,830	48,537	58,245	67,952
$175,000	11,457	22,915	34,372	45,830	57,287	68,745	80,202
$200,000	13,207	26,415	39,622	52,830	66,037	79,245	92,452
$225,000	14,957	29,915	44,872	59,830	74,787	89,745	104,702
$250,000	16,707	33,415	50,122	66,830	83,537	100,245	116,952
$275,000	18,457	36,915	55,372	73,830	92,287	110,745	129,202
$300,000	20,207	40,415	60,622	80,830	101,037	121,245	141,452
$400,000	27,207	54,415	81,622	108,830	136,037	163,245	190,452
$500,000	34,207	68,415	102,622	136,830	171,037	205,245	239,452
$600,000	41,207	82,415	123,622	164,830	206,037	247,245	288,452
$700,000	48,207	96,415	144,622	192,830	241,037	289,245	337,452
$800,000	55,207	110,415	165,622	220,830	276,037	331,245	386,452
$900,000	62,207	124,415	186,622	248,830	311,037	373,245	435,452
$1,000,000	69,207	138,415	207,622	276,830	346,037	415,245	484,452
$1,100,000	76,207	152,415	228,622	304,830	381,037	457,245	533,452
$1,200,000	83,207	166,415	249,622	332,830	416,037	499,245	582,452
$1,300,000	90,207	180,415	270,622	360,830	451,037	541,245	631,452
$1,400,000	97,207	194,415	291,622	388,830	486,037	583,245	680,452

        Salary as defined in our Employees Retirement Plan includes payment of bonuses under the annual incentive compensation plan but excludes payments under any equity incentive plan or long-term incentive plan. Had Messrs. Humphrey, Saucier, Spiller and Juby retired as of December 31, 2003, their respective five-year average salaries, plus bonuses, for purposes of the table set forth above, would have been as follows: Stephen M. Humphrey, $1,166,786; Steven D. Saucier, $407,734; Robert W. Spiller, $366,937; and Wayne E. Juby, $214,124.

        On December 31, 2003, Messrs. Humphrey, Saucier, Spiller and Juby had the following years of credited service under the retirement plan: Stephen M. Humphrey, 7; Steven D. Saucier, 5; Robert W. Spiller, 1 and Wayne E. Juby, 3. Estimated benefits have been calculated on the basis of a straight-life annuity form of payment and is not subject to a reduction to reflect the payment of Social Security benefits.

        GPIC Retirement Plan.    All of our U.S. salaried employees who satisfy the service eligibility criteria participate in GPIC's retirement plan. Pension benefits under GPIC's retirement plan are limited in accordance with the provisions of the Code governing tax qualified pension plans. GPIC had a non-qualified supplemental retirement plan that provided the benefits that were not payable from the qualified retirement plan because of the limitations. The Pension Plan Table below sets forth the estimated annual benefits payable upon retirement, including amounts attributable to the non-qualified supplemental retirement plan, for specified remuneration levels and years of service.

Pension Plan Table

	Years of Service
Remuneration
	15	20	25	30	35	40
$125,000	31,563	42,500	53,438	64,375	73,750	76,875
$150,000	37,875	51,000	64,125	77,250	88,500	92,250
$175,000	44,188	59,500	74,813	90,125	103,250	107,625
$200,000	50,500	68,000	85,500	103,000	118,000	123,000
$225,000	56,813	76,500	96,188	115,875	132,750	138,375
$250,000	63,125	85,000	106,875	128,750	147,500	153,750
$275,000	69,438	93,500	117,563	141,625	162,250	169,125
$300,000	75,750	102,000	128,250	154,500	177,000	184,500
$325,000	82,063	110,500	138,938	167,375	191,750	199,875
$350,000	88,375	119,000	149,625	180,250	206,500	215,250
$375,000	94,688	127,500	160,313	193,125	221,250	230,625
$400,000	101,000	136,000	171,000	206,000	236,000	246,000
$425,000	107,313	144,500	181,688	218,875	250,750	261,375
$450,000	113,625	153,000	192,375	231,750	265,500	276,750
$475,000	119,938	161,500	203,063	244,625	280,250	292,125
$500,000	126,250	170,000	213,750	257,500	295,000	307,500
$525,000	132,563	178,500	224,438	270,375	309,750	322,875
$550,000	138,875	187,000	235,125	283,250	324,500	338,250
$575,000	145,188	195,500	245,813	296,125	339,250	353,625
$600,000	151,500	204,000	256,500	309,000	354,000	369,000
$625,000	157,813	212,500	267,188	321,875	368,750	384,375
$650,000	164,125	221,000	277,875	334,750	383,500	399,750

        Unlike our Employees Retirement Plan, the compensation covered by GPIC's retirement plan is salary only and does not include any of the other compensation items shown on the Summary Compensation Table above. The salary used to compute benefits is the average highest salary amount over a 36 consecutive month period in the last 10 years. Had Mr. Coors retired as of December 31, 2003, his average annual compensation covered by GPIC's retirement plan would have been $536,957. On December 31, 2003, Mr. Coors had 35 credited years of service under GPIC's retirement plan. The benefit is computed on the basis of a straight-life annuity and is subject to a reduction to reflect, in part, the payment of Social Security benefits.

Ten-Year Option Repricings

        On March 25, 2003, we entered into a new employment agreement with Mr. Humphrey. Pursuant to this new employment agreement, on August 8, 2003, 1,140,750 of the unvested options granted to Mr. Humphrey under our stock incentive plans were exchanged for 228,150 new stock options and 342,225 restricted units under our 2003 Long-Term Incentive Plan. One-third of these options and restricted units will vest on each of the first three anniversaries of August 8, 2003.

        On August 8, 2003, Mr. Saucier voluntarily exchanged 647,566 unvested options granted to Mr. Saucier under our stock incentive plans for 129,514 new stock options and 194,278 restricted stock units under our 2003 Long-Term Incentive Plan. One-third of these options and restricted units will vest on each of the first three anniversaries of August 8, 2003.

        On August 8, 2003, Mr. Juby voluntarily exchanged 192,742 unvested options granted to Mr. Juby under our stock incentive plans for 204,575 new stock options and 65,403 restricted stock units under our 2003 Long-Term Incentive Plan. One-third of these options and restricted units will vest on each of the first three anniversaries of August 8, 2003.

        On November 24, 2003, Mr. Spiller voluntarily exchanged 380,250 unvested options granted to Mr. Spiller under our stock incentive plans for 342,225 new stock options and 60,840 restricted stock units under our 2003 Long-Term Incentive Plan. One-third of these options and restricted units will vest on each of the first three anniversaries of August 8, 2003.

        The following table summarizes the repricing of options held by our executive officers since 1996, when we became a reporting company under the Exchange Act:

Name	Date	Securities Underlying Number of Options Repriced (#)	Market Price at Time of Repricing ($)	Exercise Price at Time of Repricing ($)	New Exercise Price ($)	Length of Original Option Term Remaining at Date of Repricing
Stephen M. Humphrey	08/08/03	59,076	3.99	3.98	6.57	44 months
	08/08/03	59,076	3.99	5.97	6.57	44 months
	08/08/03	59,076	3.99	7.96	6.57	44 months
	08/08/03	622,972	3.99	6.57	6.57	69 months
	08/08/03	340,552	3.99	7.89	6.57	101 months
Steven D. Saucier	08/08/03	136,890	3.99	6.57	6.57	79 months
	08/08/03	88,599	3.99	6.57	6.57	76 months
	08/08/03	422,078	3.99	7.89	6.57	104 months
Robert W. Spiller	11/24/03	380,250	3.65	7.89	6.57	109 months
Wayne E. Juby	08/08/03	192,742	3.99	7.89	6.57	104 months

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003, with respect to our compensation plans under which our equity securities are authorized for issuance:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	17,109,915(1)	$6.85	722,583(2)
Equity compensation plans not approved by stockholders	0	N/A	N/A
Total	17,109,915	$6.85	722,583(2)

(1)
Includes options to purchase shares outstanding under our 1996 Stock Incentive Plan, our 2002 Stock Incentive Plan, our 1999 Long-Term Incentive Plan, our 2003 Stock Incentive Plan, our 1999 Supplemental Long-Term Incentive Plan and GPIC's Equity Incentive Plan. With the exception of our 2003 Stock Incentive Plan, each of these plans has been amended to provide that no additional awards will be granted thereunder.

(2)
Our 2003 Stock Incentive Plan provides for the award of shares of restricted stock, restricted stock units, incentive awards, stock appreciation rights and deferred shares. Within the number of shares authorized to be issued pursuant to awards granted under our 2003 Stock Incentive Plan, there is no limit on the number of shares that may be granted pursuant to any of these types of awards.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

Employment Agreement with Stephen M. Humphrey

        We have entered into an employment agreement dated March 25, 2003, with our President and Chief Executive Officer, Stephen M. Humphrey. The agreement has a term of four years and provides that Mr. Humphrey will serve as our President and Chief Executive Officer and the President and Chief Executive Officer of our subsidiaries GPI Holding and Graphic Packaging International.

        Pursuant to this agreement, Mr. Humphrey's base salary is $950,000 beginning on April 1, 2003, and ending on March 31, 2004, and will increase to $1,000,000 per year thereafter. During the employment term, Mr. Humphrey is also eligible for an annual target bonus of 100% of base salary (with a maximum annual bonus opportunity equal to 200% of base salary) and welfare benefits including life, medical, dental, accidental death and dismemberment, business travel accident, prescription drug and disability insurance. Mr. Humphrey is eligible to participate in all of the profit sharing, pension, retirement, deferred compensation and savings plans applicable to our senior executives.

        If Mr. Humphrey's employment is terminated without cause or he terminates his employment for good reason, Mr. Humphrey will be entitled to receive (in addition to accrued amounts) the following severance benefits:

  •
  base salary for the shorter of the remainder of the employment term or three years;

  •
  a pro rata bonus for the year in which his employment is terminated, provided that applicable performance objectives have been achieved;

  •
  continued life, medical, dental, accidental death and dismemberment and prescription drug benefits for as long as base salary is paid; and

  •
  reimbursement for outplacement and career counseling services in an amount not to exceed the lesser of $25,000 or 20% of base salary.

        A termination is for "cause" under Mr. Humphrey's agreement if it is due to Mr. Humphrey's:

  •
  willful failure substantially to perform his duties (other than due to physical or mental illness) or other willful and material breach of any of his obligations under the agreement, after a demand for substantial performance is delivered, and a reasonable opportunity to cure is given;

  •
  engaging in willful and serious misconduct that has caused or would reasonably be expected to result in material injury to us or our affiliates; or

  •
  conviction of, or entering a plea of nolo contendere to, a felony.

        A termination is for "good reason" under Mr. Humphrey's agreement if it is within 30 days of any of the following:

  •
  the assignment of duties that are significantly different from and that result in a substantial diminution of his duties at the commencement of the employment term;

  •
  our failure to require a successor to assume the agreement;

  •
  a reduction in his base salary; or

  •
  our breach of any of our obligations under the agreement, the option agreement with Mr. Humphrey or any other incentive award agreement granted to Mr. Humphrey.

        Upon his retirement, Mr. Humphrey will be entitled to a supplemental retirement benefit equal to the difference between the benefits provided under our Employees Retirement Plan and Supplemental

Pension Plan and the benefits he would have received under such plans if he had ten years of service with us. Mr. Humphrey will not receive this benefit if his employment is terminated due to death, disability or cause or if he terminates his employment without good reason or retires before the end of the employment term.

        The agreement also amends the vesting schedule of special performance options granted to Mr. Humphrey under a Management Stock Option Agreement dated January 1, 2002. Pursuant to the terms of his employment agreement, the special performance options granted under the option agreement vested one-third on August 8, 2003, and the remainder will vest in equal installments on August 8, 2005, and August 8, 2006.

        Pursuant to the terms of his employment agreement, 1,140,750 of the unvested performance options granted to Mr. Humphrey under stock incentive plans were exchanged for 228,150 new stock options and 342,225 restricted units. One-third of these options and restricted units, as well as the other unvested performance options held by Mr. Humphrey, will vest on each of the first three anniversaries of August 8, 2003.

Employment Agreement with Jeffrey H. Coors

        Jeffrey H. Coors, who was GPIC's President and Chief Executive Officer, entered into an employment agreement with GPIC dated March 25, 2003. Under Mr. Coors' employment agreement, he serves as our Executive Chairman and as the Executive Chairman of our subsidiaries GPI Holding and Graphic Packaging International. The agreement has a term of three years and provides for an annual base salary of $555,000, which salary will be reviewed annually.

        Mr. Coors, under the terms of his agreement, participates in short-term incentive plans existing from time to time and other incentive plans, in each case as determined by our Compensation and Benefits Committee. He also participates in savings and retirement plans and welfare benefit plans that we sponsor.

        Under the terms of his employment agreement, on August 8, 2003, Mr. Coors received the following compensation and benefits from GPIC:

  •
  all cash target amounts under GPIC's long-term incentive plans that were not previously paid or had not expired, regardless of whether the performance targets for those plans had been achieved;

  •
  the conversion of certain options previously granted under GPIC's equity incentive plan or long-term incentive plans, which options were immediately exercisable and will remain exercisable until August 8, 2013; and

  •
  restricted stock units representing the right to receive shares of our common stock, which will vest one-third on each of the first three anniversaries of August 8, 2003. However, the restricted shares vest in full immediately if: (1) Mr. Coors' employment is terminated without cause, due to death, disability or retirement, or he terminates employment for good reason; or (2) upon a change of control.

        On August 8, 2003, pursuant to his employment agreement, Mr. Coors received a cash payment of approximately $1.1 million and options worth approximately $0.4 million vested (based on the difference between the exercise price of the option and GPIC's common stock price of $3.99 per share on August 8, 2003), and 386,885 shares of GPIC restricted stock were converted into restricted stock units.

        If, during the term of his employment agreements, we terminate the employment of Mr. Coors without cause or Mr. Coors terminates his employment for good reason, he would be entitled to receive (in addition to accrued amounts), the following amounts and benefits:

  •
  the greater of the amount of his highest bonus under our bonus plan, or any comparable bonus under any predecessor or successor plan, for the last three full fiscal years, and the annual bonus paid or payable to him under our short-term incentive plan or plans;

  •
  a lump sum in cash equal to three times:

  •
  his highest annual base salary for any of the past three years;

  •
  an amount equal to his highest base salary during any of the past three years multiplied by the highest percentage payout of bonus under a short-term incentive plan paid or accrued during any of the past three years; and

  •
  the highest one-year cash equivalent amount of fringe benefits paid in any of the past three years;

  •
  any benefits due under any supplemental executive retirement plan in accordance with the provisions of the plan, with the amount of benefits to be adjusted to reflect five additional years of service and five additional years of age (with such additional years of service to decrease by one for each year of employment following the merger);

  •
  welfare benefits for him and his family for three years or, if earlier, until he receives such benefits through subsequent employment; and

  •
  outplacement services for one year (with a cost not to exceed $15,000).

        For purposes of these employment agreements, a termination is for "cause" if it is due to Mr. Coors':

  •
  willful and continued failure to perform substantially his duties (other than due to physical or mental illness), after a written demand for substantial performance is delivered; or

  •
  willful engaging in illegal conduct or gross misconduct that is materially and demonstrably injurious to us.

        For purposes of Mr. Coors' employment agreement, a termination is for "good reason" if it is within 90 days of any of the following without Mr. Coors' consent:

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  material diminution of his title, responsibilities and duties;

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  failure to pay compensation;

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  failure to pay the gross-up described below;

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  purported termination of employment otherwise than as expressly permitted by the agreement; or

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  mandatory relocation, other than in connection with a promotion, of Mr. Coors' principal office to a location more than 35 miles from the location of such office on August 8, 2003.

        If any payments that resulted from the merger or from the termination of Mr. Coors' employment without cause or for good reason constitute an excess parachute payment (as defined under Section 280G(b)(2) of the Code), he would receive a full gross-up payment to compensate him for the amount of the tax owed.

        Under the terms of his employment agreement, Mr. Coors is prohibited from engaging in any of the following activities, both during the term of his employment with us and for a period of two years thereafter if his employment with us is terminated for any reason before the end of the three year term:

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  directly or indirectly owning, managing, operating, lending money to or participating in the ownership, management, operation or control of, or serving as a director, officer, employee, partner, consultant, agent or independent contractor with a business or organization in the printing and packaging business in a capacity that assists such competitor in a material respect in the printing and packaging business in the geographic areas where we or any of our subsidiaries or affiliates operate;

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  owning a controlling interest in a business that competes in a material respect in the printing or packaging business in the geographic areas where we or any of our subsidiaries or affiliates operate; or

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  soliciting or interfering with our suppliers, customers or employees or any of our subsidiaries or affiliates.

        The employment agreements provide, however, that Mr. Coors will not be in violation of the foregoing by virtue of the fact that he owns 5% or less of the outstanding common stock of a corporation, if such stock is listed on a national securities exchange, is reported on Nasdaq or is regularly traded in the over-the-counter market.

Employment Agreement with Robert W. Spiller

        We entered into an Employment Agreement with our Senior Vice President, Performance Packaging, Robert W. Spiller, as of September 30, 2002, as amended on August 7, 2003, having an initial three year term that automatically extends for additional one-year periods following the expiration of the initial term. The agreement provides for a minimum base salary of at least $350,000 and for bonuses and other benefits set forth in the Summary Compensation Table. In the event we terminate Mr. Spiller's employment without cause (as defined in his employment agreement) or Mr. Spiller terminates his employment for good reason (as defined in his employment agreement), the agreement provides for severance of:

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  a pro-rata incentive bonus for the year in which termination of employment occurs, assuming that all performance targets had been achieved; and

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  base salary and continued welfare benefits for the longer of the remainder of the employment term, one year or a period equal to one month for each full year of service with us.

        The agreement also contains certain non-competition and non-solicitation provisions.

Employment Agreement with Wayne E. Juby

        We entered into an Employment Agreement with our Senior Vice President, Human Resources, Wayne E. Juby, as of May 1, 2001, and amended on August 7, 2003, having an initial three year term that automatically extends for additional one-year periods following the expiration of the initial term. The agreement provides for a minimum base salary of at least $225,000 and for bonuses and other benefits set forth in the Summary Compensation Table. In the event we terminate Mr. Juby's employment without cause (as defined in his employment agreement) or Mr. Juby terminates his employment for good reason (as defined in his employment agreement), the agreement provides for severance of:

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  a pro-rata incentive bonus for the year in which termination of employment occurs, assuming that all performance targets had been achieved; and

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  base salary and continued welfare benefits for the longer of the remainder of the employment term, one year or a period equal to one month for each full year of service with us.

        The agreement also contains certain non-competition and non-solicitation provisions.

Employment Agreement with Steven D. Saucier

        We entered into an Employment Agreement with our Senior Vice President, Paperboard Operations, Steven D. Saucier, as of November 1, 1998, as amended on March 18, 2003, and August 7, 2003, having an initial three year term that automatically extends for additional one-year periods following the expiration of the initial term. The agreement provides for a minimum base salary of at least $225,000 and for bonuses and other benefits set forth in the Summary Compensation Table. In the event we terminate Mr. Saucier's employment without cause (as defined in his employment agreement) or Mr. Saucier terminates his employment for good reason (as defined in his employment agreement), the agreement provides for severance of:

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  a pro-rata incentive bonus for the year in which termination of employment occurs, assuming that all performance targets had been achieved; and

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  base salary and continued welfare benefits for the longer of the remainder of the employment term, one year or a period equal to one month for each full year of service with us.

        The agreement also contains certain non-competition and non-solicitation provisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Voting Agreement

        We entered into a voting agreement with certain members of the Coors family and related trusts, referred to collectively in this Proxy Statement as the Coors family stockholders, dated as of March 25, 2003, as amended, with respect to the shares owned by the Coors family stockholders or acquired during the term of the voting agreement. Pursuant to the voting agreement, each of the Coors family stockholders agreed to vote all of their shares of GPIC's common and convertible preferred stock in favor of our merger with GPIC. Each of the Coors family stockholders further agreed that at any GPIC stockholders meeting, each of them would vote all of the shares owned by such stockholder against:

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  any other merger, consolidation, combination, sale or transfer of a material amount of assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by GPIC;

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  any amendment to GPIC's articles of incorporation or bylaws or other proposal or transaction that would delay, impede, frustrate, prevent or nullify the merger and the other transactions contemplated by the merger agreement; and

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  any amendment to GPIC's articles of incorporation or bylaws or other proposal that would change the voting rights of the shares subject to the voting agreement other than in connection with the merger.

        In addition, pursuant to the voting agreement, the Grover Coors Trust, the holder of GPIC convertible preferred stock, agreed to convert all of the outstanding shares of the convertible preferred stock into GPIC common stock. In consideration for its conversion of the convertible preferred stock, we agreed to pay the Grover Coors Trust, in cash, a conversion payment, in an amount equal to the estimated present value, calculated using a discount rate of 8.5%, of dividends payable on the convertible preferred stock from August 8, 2003, through August 15, 2005, the first date on which GPIC could have redeemed the convertible preferred stock. Such payment made in consideration for the conversion of the convertible preferred stock was approximately $19.8 million.

Stockholders Agreements

        We entered into a stockholders agreement with the Coors family stockholders, the CDR Fund and Exor, dated as of March 25, 2003, as amended, under which the parties thereto made certain agreements regarding matters further described below, including the voting of their shares and our governance after our merger with GPIC. We entered into a transfer restrictions and observation rights agreement dated March 25, 2003, with certain other entities that were stockholders of GPIC, under which the parties thereto were granted the right to receive all written materials provided to the Board and agreed to restrictions on the transfer of our common stock. The parties to this agreement are The 1818 Fund II, L.P., HWH Investment Pte. Ltd, J.P. Morgan Partners (BHCA), L.P., First Plaza Group Trust, Madison Dearborn Capital Partners, L.P. and Wolfensohn-River LLC. We refer to the parties to this agreement, other than us, as the "other stockholders."

        Board of Directors.    The stockholders agreement provides that our Board will consist of nine members, classified into three classes. Each of the three classes consist initially of three Directors, the initial terms of which would expire, respectively, at the first, second and third annual meetings of stockholders following the merger.

        Designation Rights.    The stockholders agreement provides that a representative of the Coors family stockholders, the CDR Fund and Exor have the right, subject to requirements related to stock ownership, to designate a person for nomination for election to our Board. The Coors family representative is entitled to designate one person for nomination for election to our Board for so long as the Coors family stockholders, in the aggregate, own at least 5% of the fully diluted shares of our common stock. The CDR Fund is entitled to designate one person for nomination for election to our Board: (1) for so long as it owns at least 5% of the fully diluted shares of our common stock, or (2) for so long as it owns less than 5% of such shares and the other stockholders, the CDR Fund and Exor continue to own, in the aggregate, at least 30% of such shares. Exor is entitled to designate one person for nomination for election to our Board for so long as it owns at least 5% of the fully diluted shares of our common stock.

        Pursuant to the stockholders agreement, at each meeting of our stockholders at which our Directors are to be elected, we will recommend that the stockholders elect to our Board the designees of the individuals designated by the Coors family representative, the CDR Fund and Exor. In addition, for so long as Stephen M. Humphrey serves as our Chief Executive Officer, the stockholders agreement provides that he will be nominated for election to our Board at any meeting of the stockholders at which Directors of his class are to be elected.

        Currently, Mr. Coors serves on our Board as the Coors family stockholders' designee, Mr. Conway serves on our Board as the CDR Fund's designee and Mr. Botta serves on our Board as Exor's designee.

        Independent Directors.    The stockholders agreement further provides that each of the other Directors, not designated in the manner described above, will be an independent Director designated for nomination by our Nominating and Corporate Governance Committee. In the event that the Coors family representative, the CDR Fund or Exor loses the right to designate a person to the Board, such designee will resign immediately upon receiving notice from our Nominating and Corporate Governance Committee that it has identified a replacement Director, and will resign in any event no later than 120 days after the designating person or entity loses the right to designate such designee to the Board. At such time as Mr. Humphrey is no longer our Chief Executive Officer, he will similarly resign upon receipt of notice from the Nominating and Corporate Governance Committee and, in any event, no later than 120 days after ceasing to serve as Chief Executive Officer.

        Agreement to Vote for Directors; Vacancies.    Each party to the stockholders agreement agreed to vote all of the shares owned by such stockholder in favor of Mr. Humphrey (for so long as he is our Chief Executive Officer) and each of the parties' designees to the Board, and to take all other steps within such stockholder's power to ensure that the composition of the Board is as contemplated by the stockholders agreement. As long as the Coors family representative, the CDR Fund or Exor, as the case may be, has the right to designate a person for nomination for election to the Board, at any time at which the seat occupied by such party's designee becomes vacant as a result of death, disability, retirement, resignation, removal or otherwise, such party will be entitled to designate for appointment by the remaining Directors an individual to fill such vacancy and to serve as a Director.

        Actions of the Board; Affiliate Agreements.    The stockholders agreement provides that a Board decision regarding the merger, consolidation or sale of substantially all our assets would require the affirmative vote of a majority of the Directors then in office. In addition, our decision to enter into, modify or terminate any agreement with an affiliate of the Coors family stockholders, the CDR Fund or Exor will require the affirmative vote of a majority of the Directors not nominated by a stockholder which, directly or indirectly through an affiliate, has an interest in that agreement.

        Board Committees.    The stockholders agreement provides for the Board to have an Audit Committee, a Compensation and Benefits Committee and a Nominating and Corporate Governance Committee as follows:

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  The Audit Committee will have three members, consisting of the Directors designated by the CDR Fund and the Coors family representative and one independent Director. The Audit Committee will have the authority, at its discretion, to invite the Director designated by Exor to attend meetings of the Audit Committee as a non-voting observer.

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  The Compensation and Benefits Committee will have three members, consisting of the Directors designated by the CDR Fund and the Coors family representative and one independent Director. None of our employees will serve on this committee. The Director designated by Exor has the right to attend meetings of the Compensation and Benefits Committee as a non-voting observer.

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  The Nominating and Corporate Governance Committee will have five members, consisting of the Directors designated by the CDR Fund, the Coors family representative and Exor and two independent Directors. None of our employees (other than Mr. Coors) will serve on this committee.

        The rights of the CDR Fund, the Coors family representative and Exor to have its Director designee sit as a member of Board committees will cease when such stockholder holds less than 5% of our fully diluted shares of common stock, except that the CDR Fund will continue to have such right so long as our stockholders immediately before the closing of the merger own, in the aggregate, at least 30% of the fully diluted shares of our common stock. The Board will fill any committee seats that become vacant in the manner provided in the preceding sentence with independent Directors.

        Observation and Information Rights; Directors Emeritus.    The stockholders agreement provides that The 1818 Fund II, L.P. has the right to designate Lawrence C. Tucker to attend meetings of our Board and to receive copies of all written materials provided to the Board. Under the stockholders agreement, the Coors family representative has the right to designate William K. Coors as a Director emeritus, and the CDR Fund has the right to designate B. Charles Ames as a Director emeritus. In such capacity, the Directors emeritus have the right to attend Board meetings and to receive copies of all written materials provided to the Board. Messrs. Tucker, William Coors and Ames do not have any right to vote on any matter presented to the Board.

        Transfer Restrictions.    The parties to the stockholders agreement have agreed not to transfer any of our shares of common stock during the restricted period (defined below), except for transfers to certain affiliated permitted transferees that agree to be bound by the stockholders agreement, and a sale to the public pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Securities Act"). The "restricted period" began on August 8, 2003, and continues until the earlier of such time as 50% or more of the issued and outstanding shares of our common stock have been publicly distributed or sold, or are being actively traded on a national securities exchange or interdealer quotation system, and February 8, 2005.

        Termination.    The stockholders agreement will remain in effect until terminated by unanimous agreement or until such time as no more than one of the CDR Fund, Exor, the CDR Fund and the other stockholders in the aggregate, or the Coors family stockholders holds 5% or more of our outstanding common stock on a fully diluted basis. In addition, the stockholders agreement will terminate as to any stockholder party at such time as such stockholder no longer owns any of our shares of common stock.

Amended and Restated Registration Rights Agreement

        We, the parties to the stockholders agreement and our stockholders immediately before the merger are parties to an Amended and Restated Registration Rights Agreement, dated as of March 25, 2003, under which the parties agreed to amend and restate our previous registration rights agreement in connection with the transactions contemplated by the merger agreement.

        The Amended and Restated Registration Rights Agreement provides that holders of 15% or more of our outstanding shares of common stock may request that we effect the registration under the Securities Act of all or part of such holders' registrable securities. Upon receiving such a request, we are required to give prompt written notice of such requested registration to all holders of registrable securities and to use our reasonable best efforts to effect the registration under the Securities Act of all registrable securities that we have been requested to register. After the expiration of 180 days after the closing of an initial secondary offering, holders of 5% or more of our outstanding shares of common stock may again request that we effect the registration under the Securities Act of all or part of such holders' registrable securities.

        With respect to the first two requests to effect registration of registrable securities, we are not required to effect such registration if such requests relate to less than 15% of the outstanding shares of common stock or, without the approval of the Board, more than 25% of the outstanding shares. Any request for registration of registrable securities after the first two requests will be subject to a minimum offering size of 5% of our outstanding shares of common stock. We will pay all expenses in connection with the first four successfully effected registrations requested. The Amended and Restated Registration Rights Agreement also provides that, with certain exceptions, the parties thereto have certain incidental registration rights in the event that we at any time propose to register any of our equity securities and the registration form to be used may be used for the registration of securities otherwise registrable under the Amended and Restated Registration Rights Agreement.

The CDR Fund

        The CDR Fund is a private investment fund managed by CD&R. The general partner of the CDR Fund is Associates V, and the general partners of Associates V are Associates II, CD&R Investment Associates, Inc., and CD&R Cayman Investment Associates, Inc. Mr. Ames, who is a principal of CD&R, a Director of Associates II and a limited partner of Associates V, was the Chairman of our Board until our merger with GPIC. Mr. Conway, who is a principal of CD&R, a Director of Associates II and a limited partner of Associates V, is one of our Directors. The CDR Fund purchased $225 million of our equity in 1996.

        During the year ended December 31, 2003, we paid CD&R a management fee of $470,000 for providing such management and financial consulting services. In addition, under the terms of the stockholders agreement, we also paid a transaction fee of $10 million to CD&R for assistance in connection with negotiation of all aspects of the merger, including the contribution analysis, financial and business due diligence, structure of the proposed refinancing and arranging for proposals by and handling negotiations with financing sources to provide funds for the refinancing.

        We entered into an indemnification agreement dated March 27, 1996, with CD&R and the CDR Fund pursuant to which we agreed to indemnify CD&R, the CDR Fund, Associates V, Associates II, together with any other general partner of Associates V, and their respective directors, officers, partners, employees, agents, advisors, representatives and controlling persons against certain liabilities arising under the federal securities laws, liabilities arising out of the performance of a certain consulting agreement between us and CD&R that is no longer effective, and certain other claims and liabilities.

Management Indebtedness

        In November 1999, we lent Mr. Humphrey $5.0 million pursuant to a full-recourse, non-interest bearing promissory note, which was amended in December 2001. The promissory note will generally become due and payable on the earlier of March 26, 2007, and such time as Mr. Humphrey voluntarily terminates his employment other than for "good reason" or we terminate his employment for "cause," in each case as defined in Mr. Humphrey's employment agreement. If payment on the note is not made when due, the payment will bear interest, payable on demand, equal to 5.93% per year. Interest will also be payable on any amount that is prepaid. The note, together with any interest accrued thereon, will be forgiven and will not have to be repaid if, on or before March 26, 2007, Mr. Humphrey terminates his employment for "good reason," we terminate Mr. Humphrey's employment without "cause" or because of his "disability," in each case as defined in his employment agreement, or Mr. Humphrey's employment terminates because of his death.

        Effective July 30, 2002, the Sarbanes-Oxley Act of 2002 prohibits the granting of any personal loans to or for the benefit of any of our executive officers or Directors and the modification or renewal of any such existing personal loans. We have not granted any new personal loans to or for the benefit of our executive officers or Directors or modified or renewed our loan to Mr. Humphrey since the effective date of such provision.

Coors Family Relationships

        William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, John K. Coors, J. Bradford Coors, Peter H. Coors and Melissa E. Coors are co-trustees of one or more of the Coors family trusts, which collectively own approximately    % of our common stock. In addition, one of those trusts owns 100% of the voting common stock of Adolph Coors Company and a related entity owns 100% of CoorsTek, Inc. ("CoorsTek").

        Jeffrey H. Coors, John K. Coors, Joseph Coors, Jr., and Peter H. Coors are brothers. Jeffrey H. Coors is our Executive Chairman and a member of our Board and of the Board of Directors of our subsidiaries GPI Holding and Graphic Packaging International. J. Bradford Coors is the son of Joseph Coors, Jr., and an employee of Coors Brewing Company. Melissa E. Coors is Peter H. Coors' daughter and an employee of Coors Brewing Company. William K. Coors is a Director emeritus on our Board. Peter H. Coors is an executive officer and Director of Adolph Coors Company and chairman of Coors Brewing Company. John K. Coors is an executive officer and Director of CoorsTek. We, Adolph Coors Company and CoorsTek, or their subsidiaries, have certain business relationships and have engaged in certain transactions with one another, as described below.

        Transactions with Adolph Coors Company.    On December 28, 1992, GPIC was spun off from Adolph Coors Company and since that time Adolph Coors Company had no ownership interest in

GPIC. However, certain Coors family trusts had significant interests in both GPIC and Adolph Coors Company. GPIC also entered into various business arrangements with the Coors family trusts and related entities from time-to-time since its spin-off. GPIC's policy was to negotiate market prices and competitive terms with all third parties, including related parties.

        GPIC originated as the packaging division of Coors Brewing Company, a subsidiary of Adolph Coors Company. At the time of spin-off from Adolph Coors Company, GPIC entered into an agreement with Coors Brewing Company to continue to supply its packaging needs. GPIC executed a new supply agreement, effective April 1, 2003, with Coors Brewing Company that expires on December 31, 2006. We continue to sell packaging products to Coors Brewing Company. Coors Brewing Company accounted for approximately $39 million of our consolidated net sales for the year ended December 31, 2003. Total sales under the packaging agreement were a material source of revenue for GPIC, accounting for sales of approximately $111 million in 2002, approximately 10% of GPIC's consolidated net sales in 2002. The loss of Coors Brewing Company as a customer could have a material effect on our results of operations and cash flows.

        One of our subsidiaries, Golden Equities, Inc., is the general partner in a limited partnership in which Coors Brewing Company is the limited partner. Before the merger, Golden Equities was a subsidiary of GPIC. The partnership owns, develops, operates and sells certain real estate previously owned directly by Coors Brewing Company or Adolph Coors Company. Coors Brewing Company was not allocated any share of the partnership's profit in 2003.

        Transactions with CoorsTek.    The spin-off of CoorsTek from GPIC was made pursuant to a distribution agreement between GPIC and CoorsTek in December 1999. It established the procedures to effect the spin-off and contractually provided for the distribution of the CoorsTek common stock to GPIC's stockholders, the allocation to CoorsTek of certain assets and liabilities and the transfer to and assumption by CoorsTek of those assets and liabilities. In the distribution agreement, CoorsTek agreed to repay all outstanding intercompany debt owed by CoorsTek to GPIC together with a special dividend.

        The total amount of the repayment and the special dividend was $200 million. Under the distribution agreement, GPIC and CoorsTek each agreed to retain, and to make available to the other, books and records and related assistance for audit, accounting, claims defense, legal, insurance, tax, disclosure, benefit administration and other business purposes. CoorsTek also agreed to indemnify GPIC if the CoorsTek spin-off is taxable under certain circumstances or if GPIC incurred certain liabilities. The tax sharing agreement defines the parties' rights and obligations with respect to deficiencies and refunds of federal, state and other taxes relating to the CoorsTek business for tax years preceding the CoorsTek spin-off and with respect to certain tax attributes of CoorsTek after the CoorsTek spin-off.

Supply Agreement

        Effective July 1, 2000, RIC and GPC, formerly a wholly-owned subsidiary of GPIC, entered into a supply agreement pursuant to which RIC agreed to sell to GPC CUK board through June 30, 2003. Under the terms of the supply agreement, GPC agreed to purchase from RIC its requirements for CUK board for use in certain of GPC's folding carton manufacturing operations. Our revenues under the supply agreement were approximately $38.0 million during the year ended December 31, 2003. After August 8, 2003, the effective date of our merger with GPIC, such revenues were eliminated through consolidation in our consolidated financial statements. GPIC's purchases under the supply agreement represented approximately 6.5% of GPIC's cost of goods sold for the period beginning January 1, 2003, and ending August 8, 2003, the effective date of our merger with GPIC.

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

        The main responsibility of the Compensation and Benefits Committee is to balance appropriately the competing factors that influence executive compensation. These factors include pay for performance and retention of key executives, short-term and long-term focus, and internal and external measures of success. The goal is a program that drives stockholder value and encourages executives to remain with us.

        We have engaged an independent compensation consultant to assist us in our deliberations regarding executive compensation. That consultant works with both the Compensation and Benefits Committee and management, but reports to the Compensation and Benefits Committee.

Elements of the Executive Pay Program

        The three key elements of our executive compensation program are discussed below.

        Salary.    Salary is paid for ongoing performance throughout the year. We set executive salaries between the 50th and 75thpercentiles of the general industry standard. This reflects the stretch performance goals that are set for the bonus program, discussed below. Actual changes to base salaries occur on a non-regular basis that is generally at least 12 months after the most recent prior adjustment for the individual. Base salary changes take into account market data for similar positions, the executive's experience and time in position, and individual performance.

        Short-Term Incentives.    Our short-term incentive plan focuses on earnings before interest, taxes, depreciation and amortization ("EBITDA") and free cash flow. Under our short-term incentive plan, EBITDA is weighted 67% and free cash flow is weighted 33%. We believe that for 2004, both measures are important. We have set goals for those measures that we believe reflect superior performance when compared to similar companies. As a result, should executives reach those goals, the plan will pay at approximately the 75th percentile of the market. Should they fail to reach the goals, however, the plan will pay out to a lesser degree, and will pay nothing if the threshold goals are not met. Our 2003 short-term incentive plans and those of GPIC paid out pro rata according to their terms at the time of our merger with GPIC. The remaining 2003 short-term incentive for the period from the time of the merger through December 31, 2003, was determined by the Compensation and Benefits Committee based on our actual results through December 31, 2003.

        Long-Term Incentives and Repricing.    In connection with our merger with GPIC, some prior long-term incentive grants at both companies were converted into new stock options and restricted stock under our 2003 long-term incentive plan. We believe the conversion was necessary to enhance the retention and motivation aspects of the long-term incentive program. The nature of and competitive goal for future long-term incentive grants has not yet been determined. At the Annual Meeting, we are seeking stockholder approval for the 2004 Plan. This plan requests 15 million shares for use by the Compensation and Benefits Committee in making equity and cash awards going forward, and ensures that such grants will be deductible to the fullest extent under Section 162(m) of the Code.

Basis for Chief Executive Officer Compensation

        During 2003, we paid Mr. Humphrey $937,450 in salary, partly determined by his employment agreement in effect at the time of the merger, and partly by his revised employment contract dated March 25, 2003, entered into as a result of the merger. That revised employment agreement provides for a base salary of $950,000 from April 1, 2003, through March 31, 2004, and $1,000,000 thereafter.

        We also paid Mr. Humphrey a cash bonus of $570,544 for 2003, based on his performance before and after the merger. The primary basis for the bonus were EBITDA and the synergy results of the merger. For 2004 and future years, Mr. Humphrey's target bonus is 100% of base salary, with a maximum opportunity equal to 200% of base salary.

        No long-term incentive grants were made to Mr. Humphrey in 2003.

Income Tax Deductibility of Executive Compensation

        Section 162(m) of the Code limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan, as defined in the Code, that has been approved by stockholders. We are seeking approval of the 2004 Plan partly for this purpose. However, because the Compensation and Benefits Committee's goal is to balance all factors affecting executive compensation, tax deductibility is only one factor considered.

Summary

        We believe that the policies and programs described in this report link pay and performance and serve the best interests of our stockholders. We regularly test our executive pay plans and policies and modify them as necessary to continue to achieve the appropriate balance of factors.

John D. Beckett (Chairman) G. Andrea Botta Martin D. Walker

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Beckett (Chairman), Botta and Walker were the members of our Compensation and Benefits Committee during 2003. None of the current members of the Compensation and Benefits Committee is or during 2003 was an officer or employee of us or any of our subsidiaries. Mr. Coors, our Executive Chairman, serves on the Board of Directors of R.W. Beckett Corporation. Mr. Beckett is the Chairman of the R.W. Beckett Corporation. We did no business with R.W. Beckett Corporation in 2003 and do not anticipate doing any business with R.W. Beckett Corporation in 2004.

PROPOSAL 2—APPROVAL OF 2004 PLAN

General

        We are seeking stockholder approval of a new omnibus incentive plan, titled the Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan and referred to herein as the "2004 Plan." The following description of the 2004 Plan is a summary and does not purport to be fully descriptive. The summary is subject, in all respects, to the terms of the 2004 Plan, which is attached as Appendix "B" to this Proxy Statement. This proposal is being presented to stockholders for approval both due to NYSE rules and due to certain federal tax laws, including the Omnibus Budget Reconciliation Act of 1993 and the applicable regulations promulgated by the Internal Revenue Service, known as "OBRA", in order to preserve federal income tax deductions with respect to certain executive compensation payable under the 2004 Plan.

        Under OBRA, the allowable federal income tax deduction by a publicly held corporation for compensation paid with respect to the Chief Executive Officer and the four other most highly compensated executive officers of that corporation serving as such at the end of the corporation's fiscal year is limited to no more than $1,000,000 per year per officer. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. By approving the 2004 Plan, our stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on stock and cash awards that may be made pursuant to the 2004 Plan.

        The primary purposes of the 2004 Plan are to:

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  promote our interests and those of our stockholders by strengthening our ability to attract, motivate, and retain our key employees, Directors and third party service providers upon whose judgment, initiative, and efforts our financial success and growth largely depend; and

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  provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize our financial success and growth and create value for stockholders.

        These purposes are furthered through the grant of stock options (including indexed options), stock appreciation rights ("SARs"), restricted stock awards, restricted stock units, performance units, performance shares, cash-based awards and covered employee annual incentive awards.

Successor Plan

        If adopted, the 2004 Plan will serve as the successor plan to our 2003 Long-Term Incentive Plan, referred to as the "2003 LTIP," and no further grants will be made under the 2003 LTIP after the effective date of the 2004 Plan. As of December 31, 2003, there were approximately 722,583 shares of our common stock available for grant under the 2003 LTIP. All outstanding awards under the 2003 LTIP immediately before the effective date of the 2004 Plan will be incorporated into the 2004 Plan and will be treated as awards under the 2004 Plan. However, each such award will continue to be governed by the terms and conditions of the agreement evidencing the award, and the 2004 Plan generally will not affect or otherwise modify the rights or obligations of holders of the incorporated awards.

        Shares available for grant under the 2003 LTIP will be transferred into the 2004 Plan upon the effective date of the 2004 Plan and will become available for grant under the 2004 Plan. Shares related to awards granted or issued under the 2003 LTIP that after the effective date of the 2004 Plan lapse, expire, terminate, or are cancelled, are settled in cash in lieu of common stock, are tendered to pay the option price, or are used to satisfy any tax withholding requirements will be deemed available for issuance or reissuance under the 2004 Plan.

Other Plans

        Although shares available for grant under our other equity compensation plans will not be transferred into the 2004 Plan, each of these plans has been amended to provide that no additional awards will be granted thereunder.

Summary of the 2004 Plan

        The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is attached as Appendix "B" to this Proxy Statement.

        Authorized Shares.    The 2004 Plan authorizes the issuance of up to a total of 15,000,000 shares of our common stock, plus:

  •
  any authorized shares of common stock not issued or subject to outstanding awards under the 2003 LTIP as of the effective date of the 2004 Plan; and

  •
  any shares subject to 5,200,000 outstanding awards as of the effective date of the 2004 Plan under the Company's prior equity-based compensation plans that on or after the effective date of the 2004 Plan cease for any reason to be subject to such awards, up to a maximum of 5,2000,000 shares of our common stock.

        Notwithstanding the maximum number of shares authorized for issuance under the 2004 Plan, the maximum number of shares of common stock that we may issue pursuant to incentive stock options is

15,000,000 and the maximum number of shares of common stock that we may issue pursuant to nonqualified stock options is 15,000,000.

        The following awards may be granted under the 2004 Plan but will not be included in calculating the share limitation mentioned above:

  •
  dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards;

  •
  awards which by their terms may be settled only in cash;

  •
  shares and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to employees as the result of a merger, consolidation, or acquisition of the employing company pursuant to which it is merged with us or becomes our subsidiary; and

  •
  any shares that were subject to an award under the 2004 Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason.

        To the extent shares of common stock are issued under the 2004 Plan, the percentage ownership of the outstanding shares of common stock held by our then-existing stockholders will decrease.

        In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination or exchange of common stock, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the Administrator, in its sole discretion, in order to prevent dilution or enlargement of participants' rights under the 2004 Plan, will substitute or adjust, as applicable, the number and kind of shares that may be issued under the 2004 Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits discussed below, and other value determinations applicable to outstanding awards. To the extent such adjustments affect awards to "covered employees," as that term is defined in Section 162(m) of the Code, or incentive options, the adjustments will be prescribed in a form that meets the requirements of Sections 162(m) and 422 of the Code, respectively.

        On April 1, 2004, the closing price of our common stock on the NYSE was $            per share.

        Administration.    The 2004 Plan will be administered by our Administrator, although the Administrator may delegate to one or more of its members or to one or more of our officers certain limited authority (together with such delegates, the Administrator is referred to in this summary as the "Administrator"). Subject to the provisions of the 2004 Plan, the Administrator determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Administrator may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel, renew, or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Administrator will interpret the 2004 Plan and awards granted thereunder, and all determinations will be final and binding on all persons having an interest in the 2004 Plan or any award.

        Eligibility.    Awards may be granted to our key employees, Directors and third party service providers and those of any present or future affiliate, parent or subsidiary corporations. Incentive options may be granted only to key employees who, as of the time of grant, are key employees of us or any parent or subsidiary corporation. As of April 1, 2004, we had approximately 250 key employees, including 9 executive officers, 2 executive officers that were also Directors, 7 non-employee Directors and 25 third party service providers who would be eligible under the 2004 Plan.

        Effective Date.    If approved by our stockholders, the 2004 Plan will be effective on May 18, 2004.

Awards

        Stock Options.    Each option granted under the 2004 Plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2004 Plan. The exercise price of each option will be determined by the Administrator on the date of grant, provided that an incentive option may not be less than the fair market value of a share of common stock on the date of grant. Subject to appropriate adjustment in the event of any change in our capital structure, no optionee who is a "covered employee," as defined by Section 162(m) of the Code, may be granted in any fiscal year options that in the aggregate are for more than 1,000,000 shares, plus the number of shares that such optionee could have received as of the close of the prior year without exceeding such limit.

        The 2004 Plan provides that the option exercise price may be paid in full either:

  •
  in cash or its equivalent;

  •
  by tendering previously acquired shares with a total fair market value equal to the option price, provided that the tendered shares must have been held by the participant for at least six months before their tender or have been purchased on the open market;

  •
  by a combination of the methods described above; or

  •
  any other method approved or accepted by the Administrator in its sole discretion.

        The maximum term of any option granted under the 2004 Plan is ten years, provided that an option granted to optionees outside the United States may have a term in excess of ten years.

        SARs.    Each SAR granted under the 2004 Plan must be evidenced by a written agreement between us and the participant specifying the number of shares subject to the award and the other terms and conditions of the award. A SAR gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in cash, shares of our common stock or a combination thereof. The Administrator may grant SARs under the 2004 Plan in tandem with a related option or as a freestanding award. A tandem SAR is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding SARs vest and become exercisable at the times and on the terms established by the Administrator.

        The maximum term of any SAR granted under the 2004 Plan is ten years, provided that a SAR granted to participants outside the United States may have a term in excess of ten years. Subject to appropriate adjustment in the event of any change in our capital structure, no participant who is a "covered employee," as defined by Section 162(m) of the Code, may be granted in any fiscal year SARs which in the aggregate are for more than 1,000,000 shares, plus the number of shares that such participant could have received at the close of the prior year without exceeding such limit.

        Restricted Stock Awards.    The Administrator may grant restricted stock awards under the 2004 Plan. The Administrator may impose conditions or restrictions on any shares of restricted stock awarded, including:

  •
  a requirement that participants pay a stipulated purchase price for each share of restricted stock;

  •
  restrictions based upon the achievement of specific performance goals;

  •
  time-based restrictions on vesting following the attainment of the performance goals;

  •
  other time-based restrictions;

  •
  restrictions under applicable laws or under the requirements of any stock exchange or market upon which the shares are listed or traded; and

  •
  holding requirements or sale restrictions effective upon vesting of such restricted stock.

        Unless otherwise determined by the Administrator, participants holding restricted stock may be granted the right to vote the shares. Subject to appropriate adjustment in the event of any change in our capital structure, no participant who is a "covered employee," as defined by Section 162(m) of the Code, may be granted in any fiscal year more than 1,000,000 shares of restricted stock, plus the number of shares that such participant could have received at the close of the prior year without exceeding such limit.

        Restricted Stock Units.    The Administrator may grant restricted stock units under the 2004 Plan. The Administrator may impose conditions or restrictions on any restricted stock units awarded, including:

  •
  a requirement that participants pay a stipulated purchase price for each restricted stock unit;

  •
  restrictions based upon the achievement of specific performance goals;

  •
  time-based restrictions on vesting following the attainment of the performance goals;

  •
  other time-based restrictions;

  •
  restrictions under applicable laws or under the requirements of any stock exchange or market upon which the shares are listed or traded; and

  •
  holding requirements or sale restrictions effective upon vesting of such restricted stock unit.

        Participants will have no voting rights with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. Subject to appropriate adjustment in the event of any change in our capital structure, no participant who is a "covered employee," as defined by Section 162(m) of the Code, may be granted in any fiscal year more than 1,000,000 restricted stock units, plus the number of restricted stock units that such participant could have received at the close of the prior year without exceeding such limit.

        Performance Awards.    Each performance unit will have an initial value that is established at the time of grant. Each performance share will have an initial value equal to the fair market value of a share of our common stock on the date of grant. The Administrator will set performance goals in its discretion that will determine the value and/or number of performance awards that will be paid out to the participant, depending on the extent to which the performance goals are satisfied within a predetermined performance period. Subject to the terms of the 2004 Plan, after the applicable performance period has ended, the holder of performance awards will be entitled to receive payout on the value and number of performance awards earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        Payment of earned performance awards will be as determined by the Administrator and reflected in the agreement evidencing the award. The Administrator may pay earned performance awards in the form of cash or in shares of our common stock (or in a combination thereof) equal to the value of the earned performance award at the close of the applicable performance period, or as soon as practicable after the end of the performance period. Any shares of common stock may be granted subject to any restrictions the Administrator deems appropriate. The Administrator's determination with respect to the form of payout of such awards will be set forth in the agreement evidencing the award.

        Subject to appropriate adjustment in the event of any change in our capital structure, for each fiscal year contained in the applicable performance period, no participant who is a "covered employee,"

as defined by Section 162(m) of the Code, may be granted performance shares or units that could result in the participant receiving more than 500,000 shares, or equal to the value of 500,000 shares, determined as of the date of vesting or payout, plus the number of performance shares or units that such participant could have received at the close of the prior year without exceeding such limit.

        Cash-Based Awards and Other Stock-Based Awards.    The Administrator may grant cash-based awards and other stock-based awards under the 2004 Plan on such terms and conditions as the Administrator may determine. Each cash-based award will specify a payment amount or payment range as determined by the Administrator. Each other stock-based award will be expressed in terms of shares or units based on shares. The Administrator may establish performance goals at its discretion. If the Administrator exercises its discretion to establish performance goals, the number and/or value of cash-based awards or other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.

        No participant who is a "covered employee," as defined by Section 162(m) of the Code, may be granted in any fiscal year more than the greater of $5,000,000 of cash-based awards or the value of 1,000,000 shares of our common stock, determined as of the date of vesting or payout, plus the amount of cash or shares that such participant could have received at the close of the prior year without exceeding such limit. Subject to appropriate adjustment in the event of any change in our capital structure, no participant who is a "covered employee," as defined by Section 162(m) of the Code, may be granted in any fiscal year more than 1,000,000 shares of our common stock pursuant to other stock-based awards, plus the number of shares that such participant could have received at the close of the prior year without exceeding such limit.

        Covered Employee Annual Incentive Awards.    The Administrator may designate "covered employees," as that term is defined in Section 162(m) of the Code, who are eligible to receive a monetary payment in any year based on a percentage of an incentive pool equal to the greater of:

  •
  one and one-half percent (1.5%) of our Credit Agreement EBITDA (as defined in the Company's filings with the SEC) for the 2004 Plan year;

  •
  four percent (4.0%) of our cash flow for the 2004 Plan year; or

  •
  six percent (6.0%) of our net income for the 2004 Plan year.

        The Administrator will allocate an incentive pool percentage to each designated covered employee for each year. In no event may the incentive pool percentage for any one covered employee exceed 40% of the total pool.

        As soon as possible after the determination of the incentive pool, the Administrator will calculate each covered employee's allocated portion of the incentive pool based upon the percentage established at the beginning of the year. Each covered employee's incentive award then will be determined by the Administrator based on the covered employee's allocated portion of the incentive pool subject to adjustment in the discretion of the Administrator. In no event may the portion of the incentive pool allocated to a covered employee be increased in any way, including as a result of the reduction of any other covered employee's allocated portion. The Administrator will retain the discretion to adjust such awards downward.

Termination of Employment

        Unless otherwise provided in an agreement evidencing an award under the 2004 Plan, options and SARs will terminate if:

  •
  a participant's employment terminates during the term of the SAR or option by reason of death, the SAR or option will immediately vest and will terminate and have no force or effect upon the earlier of 12 months after the date of death or the expiration of the term of the SAR or option;

  •
  a participant's employment terminates during the term of the SAR or option by reason of Disability, as that term is defined in the 2004 Plan, the SAR or option will immediately vest and will terminate and have no force or effect upon the earlier of 36 months after the participant's termination of employment or the expiration of the term of the SAR or option;

  •
  a participant's employment terminates during the term of the SAR or option by reason of Retirement, as that term is defined in the 2004 Plan, the SAR or option will immediately vest and will terminate and have no force or effect upon the earlier of 60 months after the participant's termination of employment or the expiration of the term of the SAR or option;

  •
  a participant's employment terminates during the term of the SAR or option due to dismissal for Cause, as that term is defined in the 2004 Plan, the SAR or option terminates and has no force or effect upon the date of the participant's termination;

  •
  the participant's employment terminates during the term of the SAR or option for any other reason, the SAR or option terminates and has no force or effect upon the earlier of 90 days after the participant's termination of employment or the expiration of the term of the SAR or option; and

  •
  the participant continues employment with us through the term of the SAR or option, the SAR or option terminates and has no force or effect upon the expiration of the term of the SAR or option.

        Unless otherwise provided in an agreement evidencing an award under the 2004 Plan, upon termination of employment due to death, Disability, or Retirement, as those terms are defined in the 2004 Plan, all restrictions on restricted stock or restricted stock units will terminate. In the event a participant's employment terminates for any other reason, all of the unvested shares of restricted stock and restricted stock units a participant holds at the time of such termination shall be forfeited.

        Unless otherwise provided in an agreement evidencing an award under the 2004 Plan, upon termination of employment due to death, Disability, or Retirement, as those terms are defined in the 2004 Plan, any performance awards will become payable on a pro rata basis assuming the performance goals have been achieved. The proration will be determined as a function of the length of time within the performance period that has elapsed before termination of employment. In the event a participant's employment terminates for any other reason, any performance awards a participant holds at the time of such termination will be forfeited.

        The Administrator will determine the extent to which the participant will have the right to receive cash-based awards following termination of the participant's employment with or provision of services to the us, our affiliates, or our subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Administrator, be included in an agreement evidencing the award under the 2004 Plan and may reflect distinctions based on the reasons for termination; provided, however, such provisions need not be uniform among all awards of cash-based awards issued under the 2004 Plan.

Transferability

        No incentive options granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as permitted by an individual award agreement or the Administrator, nonqualified options, SARs, performance awards, cash-based awards, other stock-based awards and, during the applicable period of restriction, restricted stock awards and restricted stock units, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as permitted by an individual award agreement or the Administrator, with respect to any awards other than those designated as incentive options, all rights granted to a participant under the 2004 Plan will be exercisable during his or her lifetime only by such participant.

Dividend Equivalents

        Any participant selected by the Administrator may be granted dividend equivalents based on the dividends declared on shares that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Administrator. Dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as the Administrator may determine.

Change of Control

        "Change of Control" is defined in the 2004 Plan as:

  •
  The acquisition by any person of beneficial ownership of 30% or more of the combined voting power of our then-outstanding voting securities entitled to vote in the election of Directors; provided, however, that the following acquisitions do not constitute a Change of Control:

  •
  any acquisition by a person who on the effective date of the 2004 Plan is the beneficial owner of 30% or more of our outstanding voting securities entitled to vote in the election of Directors;

  •
  any acquisition by us;

  •
  any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us, our affiliates, or subsidiaries;

  •
  any acquisition by the Coors family stockholders, the CDR Fund or Exor; or

  •
  any acquisition by any corporation pursuant to a reorganization, merger or consolidation described below;

  •
  Individuals who constitute our Board as of the effective date of the 2004 Plan cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director after such effective date whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the Directors who served on the Board as of such effective date will be considered as though he or she were a member of the Board as of such effective date, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of our Directors or other actual or threatened solicitation of proxies of consents by or on behalf of a person other than our Board;

  •
  Consummation of a reorganization, merger, or consolidation to which we are a party, in each case unless, following such transaction:

  •
  all or substantially all of the individuals and entities who were the beneficial owners of our outstanding voting securities before such transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of our outstanding voting securities entitled to vote generally in the election of Directors of the corporation resulting from the transaction, referred to as the "successor entity," in substantially the same proportions as their ownership immediately before such transaction of our outstanding voting securities; and

  •
  no person (excluding any successor entity or any employee benefit plan, or related trust, of ours or of such successor entity) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then-outstanding voting securities of the successor entity, except to the extent that such ownership existed before the transaction; and

    •
    at least a majority of the members of the board of directors of the successor entity were members of our Board as of the effective date of the 2004 Plan at the time of the execution of the initial agreement or of the action of our Board providing for such transaction;

  •
  The sale, transfer or other disposition of all or substantially all of our assets; or

  •
  approval by our stockholders of a complete liquidation or dissolution.

        In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless otherwise provided in an agreement evidencing an award:

  •
  Any and all options and SARs will become immediately vested and exercisable; additionally, except as otherwise described below, if a participant's employment is terminated for any reason except Cause, as defined in the 2004 Plan, within six months before a Change of Control or within 12 months after a Change of Control, the participant will have until the earlier of: (i) 12 months following such termination date, or (ii) the expiration of the option or SAR term, to exercise any such option or SAR;

  •
  Any period of restriction and restrictions imposed on restricted stock or restricted stock units will lapse;

  •
  The incentive pool used to determine covered employee annual incentive awards will be based on the Credit Agreement EBITDA, Cash Flow or Net Income, as those terms are defined in the 2004 Plan, of the 2004 Plan year immediately preceding the year of the Change of Control, or another method of payment determined by the Administrator at the time of the award or thereafter but before the Change of Control;

  •
  The target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance-based restricted stock units and performance awards will be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control;

  •
  The vesting of all Awards denominated in shares of our common stock will be accelerated as of the effective date of the Change of Control, and will be paid out to participants within 30 days following the effective date of the Change of Control. The Administrator has the authority to pay all or any portion of the value of the shares in cash; and

  •
  Awards denominated in cash shall be paid to participants in cash within 30 days following the effective date of the Change of Control;

  •
  Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between us and the participant, the Administrator will pay out all cash-based awards and any restrictions on other stock-based awards will lapse; and

  •
  If a participant's employment is terminated for any reason except Cause, as defined in the 2004 Plan on or after the date, if any, on which our stockholders approve a merger, reorganization, consolidation or asset sale that constitutes a Change of Control, but before the consummation of the transaction, the participant will be treated for the purposes of the 2004 Plan as continuing in our employment until the Change in Control occurs and to have been terminated immediately after the consummation of the transaction.

Termination and Amendment

        The 2004 Plan will automatically terminate 10 years after its effective date, unless earlier terminated by the Administrator in its discretion. The Administrator may, at any time and from time-to-time, alter, amend, modify, suspend, or terminate the 2004 Plan and any agreement evidencing an award under the 2004 Plan in whole or in part; however, that:

  •
  prior stockholder approval is required for any amendment that would reprice, replace or regrant through cancellation options granted under the 2004 Plan or that would otherwise require stockholder approval by applicable law, regulation, or stock exchange rule; and

  •
  no termination, amendment, suspension, or modification of the 2004 Plan or an agreement evidencing an award under the 2004 Plan may adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the participant.

        The Administrator has the authority to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2004 Plan.

Summary of U.S. Federal Income Tax Consequences

        The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the 2004 Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to us. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        Incentive Options.    Incentive options granted under the 2004 Plan are intended to qualify as incentive options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an incentive option will generally not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant's alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

        We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as a capital gain or loss.

        If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the option price; or (b) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. We generally are entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant.

        Pursuant to the Code, in no event can there first become exercisable by a participant in any one calendar year incentive options that we grant with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2004 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

        Nonqualified Options.    If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant's basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

        SARs.    For federal income tax purposes, the grant of an SAR will not result in taxable income to a participant or a tax deduction to us. At the time of exercise of an SAR, a participant will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the participant is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income and we will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

        Restricted Stock Awards.    Similar to SARs, awards of restricted stock will not result in taxable income to the participant or a tax deduction to us for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. We will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

        Restricted Units.    The federal income tax consequences of the award of restricted units will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the participant and a tax deduction to us. If the property transferred is subject to a substantial risk of forfeiture, as defined under Section 83 of the Code (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the substantial risk of forfeiture lapses. However, the participant may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to us occurs only when ordinary income in respect of an award is recognized by the participant (and then the deduction is subject to reasonable compensation and reporting requirements). Because such awards will be subject to such conditions as may be determined by the Administrator, the federal income tax consequences to the participant and to us will depend on the specific conditions of the award.

        Performance Awards and Cash-Based Awards.    The grant of a performance award or cash-based award does not result in taxable income to the participant or a tax deduction to us for federal income tax purposes. However, the participant will recognize income on account of the settlement of a performance award or cash-based award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any common stock (determined as of the date that the shares are not subject to a substantial risk of forfeiture) that is received in settlement of the award. We are entitled to a federal income tax deduction upon the settlement of a performance award or cash-based award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense.

        New Plan Benefits.    No awards will be granted under the 2004 Plan before its approval by our stockholders. Awards under the 2004 Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. In addition, benefits under the 2004 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, it is not currently possible to determine the benefits that might be received by participants under the 2004 Plan.

Performance-Based Compensation—Section 162(m) Requirements

        The 2004 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the 2004 Plan to covered employees. Section 162(m) of the Code generally denies an employer a deduction for compensation paid to covered employees (generally, the Named Executive Officers) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

        Before the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Administrator will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of us, any of our subsidiaries or any division or business unit as may be selected by the Administrator. The Administrator, in its discretion, may base performance goals on one or more of the following such measures:

  •
  net earnings or net income (before or after taxes);

  •
  earnings per share;

  •
  net sales growth;

  •
  net operating profit;

  •
  return measures (including, but not limited to, return on assets, capital, equity, or sales);

  •
  cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

  •
  earnings before or after taxes, interest, depreciation, and/or amortization;

  •
  gross or operating margins;

  •
  productivity ratios;

  •
  share price (including, but not limited to, growth measures and total stockholder return);

  •
  expense targets;

  •
  margins;

  •
  operating efficiency;

  •
  customer satisfaction;

  •
  working capital targets; and

  •
  economic value added, or "EVA".

        The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Administrator. The Administrator may provide in any agreement evidencing an award to a covered employee that any evaluation of performance may include or exclude certain events occurring during a performance period, including asset write-downs, changes in accounting standards, restructuring charges and similar unusual or extraordinary items.

        In order to qualify as performance-based compensation, the compensation paid under the 2004 Plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goal(s) under which compensation is to be paid. Material terms include the individuals eligible to receive compensation, a description of the business criteria on which the performance goal is based, and either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

Board Recommendation

        The Board believes that the proposed adoption of the 2004 Plan is in the best interests of us and our stockholders for the reasons stated above. The Board recommends a vote "FOR" approval of the adoption of the 2004 Plan.

TOTAL RETURN TO STOCKHOLDERS

        The following graph compares the total returns (assuming reinvestment of dividends) of our common stock, the Standard & Poor's 500 Stock Index and the Dow Jones U.S. Container & Packaging Index. The graph assumes $100 invested on August 8, 2003, the first day of public trading in our common stock, in our common stock and each of the indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

	08/08/03	12/31/03
Graphic Packaging	$100.00	$101.76
S&P 500	$100.00	$113.75
DJ Paper & Packaging Index	$100.00	$120.85

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the beneficial ownership as of March 15, 2004, except as noted, of our common stock by each Director, each nominee for election as a Director, the Named Executive Officers, each stockholder that we know to be the beneficial owner of more than 5% of our common stock, and our Directors and executive officers as a group:

Name	Number of Shares	Percentage(1)
5% Stockholders:
Grover C. Coors Trust(2)(3)(4)	51,211,864	25.81%
Jeffrey H. Coors(3)(4)(5)(6)	64,012,153	32.00%
William K. Coors(3)(4)(7)(8)	62,372,278	31.43%
Clayton, Dubilier & Rice Fund V Limited Partnership(4)(9)	34,222,500	17.25%
EXOR Group S.A.(4)(10)	34,222,500	17.25%
The 1818 Fund II, L.P.(11)	11,407,500	5.75%
HWH Investment Pte. Ltd.(12)	10,647,000	5.37%
Directors and Named Executive Officers:
Stephen M. Humphrey(13)	6,127,168	3.00%
Steven D. Saucier(14)	225,747	*
John D. Beckett(15)	51,005	*
G. Andrea Botta	3,715	*
Kevin J. Conway	3,715	*
Harold R. Logan, Jr.(16)	19,299	*
John R. Miller	4,351	*
Robert W. Tieken	2,778	*
Martin D. Walker	13,715	*
All Directors and executive officers as a group (18 persons)	71,015,781	34.36%

*
Less than one percent (1.0%).

(1)
The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information shown above is based upon information furnished by the named persons and based upon "beneficial ownership" concepts set forth in rules promulgated under the Exchange Act. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days.

(2)
Under the trust agreement evidencing the Grover C. Coors Trust, or the Trust, the affirmative vote of a majority of the trustees is required to determine how shares of stock held by the Trust will be voted or to dispose of any shares of stock held by the Trust; therefore, each of the trustees of the Trust disclaims beneficial ownership of shares held by the Trust. The trustees of the Trust are William K. Coors, Jeffrey H. Coors, John K. Coors, Joseph Coors, Jr. and Peter H. Coors, co-trustees. The business address for the Grover C. Coors Trust is Coors Family Trusts, Mailstop VR 900, P.O. Box 4030, Golden, Colorado, 80401.

(3)
Pursuant to the stockholders agreement, the holder has designated and appointed Jeffrey H. Coors and, in case of his inability to act, William K. Coors, as holder's attorney-in-fact to perform all holder's obligations under the stockholders agreement, including but not limited to, holder's obligations with respect to the election of directors and a business combination involving us. The holder retains voting power with regard to all other matters and sole dispositive power over such shares. The business address for William K. Coors and Jeffrey H. Coors is Graphic Packaging Corporation, 814 Livingston Court, Marietta, GA 30067.

(4)
Excludes the effects of any attribution of beneficial ownership under the stockholders agreement, except as otherwise disclosed.

(5)
Includes (1) 1,726,652 shares of common stock held by the May Kistler Coors Trust dated September 24, 1965, as to which Jeffrey H. Coors has voting and investment power with William K. Coors, Joseph Coors, Jr., John K. Coors and Peter H. Coors as co-trustees; (2) 1,603,489 shares issuable pursuant to options that are currently exercisable; (3) 500 shares held by Jeffrey H. Coors Family, Ltd.; (4) 53,429 shares of common stock held in joint tenancy with spouse; and (5) 30,000 shares held by spouse. Excludes 226,321 shares of common stock issuable upon the earlier of (i) January 1, 2004; March 1, 2005; and February 10, 2010 (but only with respect to 18,375 shares; 20,826 shares; and 22,965 shares, respectively) or (ii) holder's retirement, death, disability, or termination of employment, with respect to the entire 226,321 shares irrespective of the date of the occurrence.

(6)
Pursuant to the stockholders agreement, Jeffrey H. Coors is deemed to beneficially own 61,747,379 shares of common stock.

(7)
Includes (1) 153,691 shares held in joint tenancy with spouse; (2) 5,638 shares issuable pursuant to options that are currently exercisable; and (3) 1,726,652 shares of common stock held by the May Kistler Coors Trust, as to which William K. Coors has voting and investment power with Jeffrey H. Coors, Joseph Coors, Jr., John K. Coors, and Peter H. Coors as co-trustees.

(8)
Pursuant to the stockholders agreement, William K. Coors is deemed to beneficially own 62,212,949 shares of common stock.

(9)
Associates V is the general partner of the CDR Fund and has the power to direct the CDR Fund as to the voting and disposition of shares held by the CDR Fund. Associates II is the managing general partner of Associates V and has the power to direct Associates V as to its direction of the CDR Fund's voting and disposition of the shares held by the CDR Fund. No person controls the voting and dispositive power of Associates II with respect to the shares owned by the CDR Fund. Each of Associates V and Associates II expressly disclaims beneficial ownership of the shares owned by the CDR Fund. The business address for each of the CDR Fund, Associates V and Associates II is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

(10)
Giovanni Agnelli e C.S.A.P.A.Z., an Italian company, is the beneficial owner of more than 60% of the equity interests of EXOR Group S.A. The business address for EXOR Group S.A. is 22-24, Boulevard Royal, L-2449 Luxembourg.

(11)
The business address for The 1818 Fund II, L.P. is c/o Brown Brothers Harriman & Co., 140 Broadway, 16th Floor, New York, NY 10005.

(12)
The beneficial owner of HWH Investment Pte Ltd is Government of Singapore Investment Corporation (Ventures) Pte Ltd which is beneficially owned by Minister for Finance Inc. of the Government of Singapore. The business address for HWH Investment Pte Ltd is 250 North Bridge Road, Singapore 179101, Republic of Singapore.

(13)
Includes options to purchase 5,975,068 shares of common stock.

(14)
Includes options to purchase 164,907 shares of common stock.

(15)
Includes options to purchase 2,000 shares of common stock.

(16)
Includes options to purchase 5,638 shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e) of the Exchange Act during 2003 and Form 5 and amendments thereto furnished to us with respect to 2003, and written representations from certain reporting persons, we believe that our officers, Directors and beneficial owners have complied with all filing requirements under Section 16(a) applicable to such persons.

AUDIT MATTERS

Report of the Audit Committee

        This report by the Audit Committee is required by the rules of the SEC. It is not to be deemed incorporated by reference by any general statement that incorporates by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and it is not to be otherwise deemed filed under either such Act.

        The Audit Committee is currently comprised of three members, each of which is an "independent director," as defined by Section 303A of the NYSE Listed Company Manual. Each of the members of the Audit Committee is financially literate and each qualifies as an "audit committee financial expert" under federal securities laws. The Audit Committee's purposes are to assist the Board in overseeing: (a) the quality and integrity of our financial statements; (b) the qualifications and independence of our independent auditors; and (c) the performance of our internal audit function and independent auditors.

        In carrying out its responsibilities, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management;

  •
  discussed with the independent auditors the matters required to be discussed with audit committees by Statement on Auditing Standards No. 61; and

  •
  received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 and has discussed with our independent auditors their independence.

        Based on the review and discussions noted above and our independent auditors' report to the Audit Committee, the Audit Committee has recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

John R. Miller (Chairman) Harold R. Logan, Jr. Robert W. Tieken

Principal Accountant—Audit and Non-Audit Fees

        Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP, our principal accountants, are as follows:

	Year Ended December 31,
	2003	2002
	(in millions)
Audit Fees	$1.6	$1.5
Audit-Related Fees	1.5	0.2
Tax Fees	0.1	—
All Other Fees	1.5	0.3

Total	$4.7	$2.0

        Audit Fees.    This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for our fiscal years ended December 31, 2003, and December 31, 2002, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2003 and 2002, and for services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

        Audit-Related Fees.    This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by PricewaterhouseCoopers that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported under "Audit Fees," as noted above. These services generally consist of fees for due diligence in connection with our merger with GPIC, accounting consultation and audits of employee benefit plans.

        Tax Fees.    This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers for tax compliance, tax planning and tax advice.

        All Other Fees.    This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by PricewaterhouseCoopers that are not reported under "Audit Fees," "Audit-Related Fees" or "Tax Fees," as noted above. These services principally consist of general projects and services.

        The Audit Committee reviews and pre-approves audit and non-audit services performed by PricewaterhouseCoopers, our independent auditors, as well as the fee charged for such services. Pre-approval is generally provided for up to one year, is detailed as to the particular service or category of service and is subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Chairman of the Audit Committee may delegate pre-approval authority for such services, whose decisions are then presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has considered and determined the fees charged for services other than "Audit Fees" discussed above are compatible with maintaining independence by PricewaterhouseCoopers. Beginning May 6, 2003, 100% of the audit and non-audit services provided by our independent auditors were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.

Independent Auditors

        Upon the recommendation of the Audit Committee, the Board has reappointed PricewaterhouseCoopers as independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2004. PricewaterhouseCoopers has served in such capacity continuously since June 2002.

        Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

Change of Independent Auditors

        On June 6, 2002, Deloitte & Touche LLP, or "Deloitte," advised us that, for the reason described below, Deloitte no longer considered itself independent with respect to us. In light of this determination, at a meeting held on June 9, 2002, upon the recommendation of our Audit Committee, our Board dismissed Deloitte as our independent auditors and appointed PricewaterhouseCoopers to serve as our independent auditors for the fiscal year ended December 31, 2002.

        On October 12, 2001, we entered into a settlement agreement with the Louisiana Department of Revenue to pay $29.5 million to the State of Louisiana to settle all Louisiana state income tax issues related to the period ended March 27, 1996, and the nine month period ended December 31, 1996. We made this payment on October 25, 2001. The settlement related to certain Louisiana state income tax matters that arose out of the acquisition of our predecessor in 1996. Deloitte had provided tax-related services in connection with the acquisition. Deloitte was requested to make a payment arising out of the tax-related services. As a result of such request and a subsequent meeting, Deloitte advised us that it no longer considered itself independent with respect to us.

        Deloitte's determination with respect to its independence did not affect its reports on our consolidated financial statements for any past fiscal year or its reviews of our interim condensed consolidated financial statements for any previous quarterly period.

        PricewaterhouseCoopers' reports on our consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte's report on our consolidated financial statements for the fiscal year ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the interim period from January 1, 2002, through June 9, 2002, there were: (i) no disagreements with Deloitte on any matters of accounting principle or practice, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our consolidated financial statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the interim period from January 1, 2002, through June 9, 2002, we did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        As required by the rules of the SEC, we filed a current report on Form 8-K on June 12, 2002, to report the change in our independent auditors. We also provided Deloitte a copy of our disclosure describing the change of independent auditors in the current report on Form 8-K. As also required by the rules of the SEC, we requested Deloitte to furnish to us a letter addressed to the SEC indicating whether or not it agreed with the statements made by us in the Form 8-K in response to Item 304 of Regulation S-K. Deloitte provided such a letter and in the letter indicated that it agreed with our statements concerning Deloitte in the Form 8-K. The letter was filed as an exhibit to the Form 8-K.

ADDITIONAL INFORMATION

        We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of proxy materials. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph or by certain employees. We may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to principals and obtaining their proxies.

        Where a choice is specified with respect to any matter to come before the Annual Meeting, the shares represented by the proxy will be voted in accordance with such specifications. Where a choice is not so specified, the shares represented by the proxy will be voted "FOR" the election of each of the nominees for Director and "FOR" the approval of the 2004 Plan.

        Management is not aware that any matters other than those specified herein will be presented for action at the Annual Meeting, but if any other matters do properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment.

        In the election of Directors, a specification to withhold authority to vote for any of the nominees will not constitute an authorization to vote for any other nominee.

STOCKHOLDER PROPOSALS AND NOMINATIONS

        If you intend to present a proposal at the 2005 annual stockholders meeting, and you wish to have the proposal included in the proxy statement for that meeting, you must submit the proposal in writing to our Corporate Secretary at 814 Livingston Court, Marietta, Georgia 30067. Our Corporate Secretary must receive this proposal no later than January [18], 2005.

        If you want to present a proposal at the 2005 annual stockholders meeting, without including the proposal in the proxy statement, or if you want to nominate one or more Directors, you must provide written notice to our Corporate Secretary at the address above. Our Corporate Secretary must receive this notice not earlier than January [18], 2005, and not later than February [17], 2005. However, if the date of the 2005 annual stockholders meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the Annual Meeting, then such proposal must be submitted by the later of the 90th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

        Notice of a proposal or nomination must include:

  •
  as to each proposed nominee for election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected;

  •
  as to any other proposal, a brief description of the proposal (including the text of any resolution proposed for consideration), the reasons for such proposal and any material interest in such proposal of such stockholder and of any beneficial owner on whose behalf the proposal is made; and

  •
  as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made:

  •
  the name and address of such stockholder and beneficial owner, as they appear on our books;

  •
  the class and number of shares of our common stock that are owned beneficially and of record by such stockholder and such beneficial owner;

    •
    a representation that the stockholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

    •
    a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends: (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee; and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

        Only persons who are nominated in accordance with the procedures described above will be eligible for election as Directors and only such other proposals will be presented at the meeting as were brought before the meeting in accordance with the procedures described above. Except as otherwise provided by law, our Restated Certificate of Incorporation or our By-Laws, the Chairman of the meeting will have the power and duty to determine whether a nomination or any other proposal was made or proposed in accordance with these procedures. If any proposed nomination or proposal is not made or proposed in compliance with these procedures, it will be disregarded. A proposed nomination or proposal will also be disregarded if the stockholder or a qualified representative of the stockholder does not appear at the annual meeting of stockholders to present the nomination or proposal, notwithstanding that we may have received proxies in respect of such vote.

        The foregoing notice requirements will be deemed satisfied by a stockholder if the stockholder has notified us of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that we have prepared to solicit proxies for such annual meeting. We may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Director.

ANNUAL REPORT

        Our Annual Report to Stockholders accompanies this Proxy Statement. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, is included in our Annual Report to Stockholders and is available upon written request addressed to Graphic Packaging Corporation, Investor Relations, 814 Livingston Court, Marietta, Georgia 30067. We will also furnish any exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, if specifically requested.

By order of the Board of Directors,
STEPHEN A. HELLRUNG Senior Vice President, General Counsel and Secretary
Marietta, Georgia April [6], 2004

APPENDIX A

Charter of the Audit Committee
of the Board of Directors of
Graphic Packaging Corporation

As Adopted by the Board of Directors
August 1, 2003

        This Charter sets forth, among other things, the purpose, membership and duties and responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Graphic Packaging Corporation (the "Corporation").

1.    Purpose

        The purposes of the Committee are (a) to assist the Board in overseeing (i) the quality and integrity of the Corporation's financial statements, (ii) the qualifications and independence of the Corporation's independent auditor, (iii) the performance of the Corporation's internal audit function and independent auditor and (iv) the Corporation's compliance with legal and regulatory requirements; and (b) to prepare the report of the Committee required to be included in the Corporation's annual proxy statement under the rules of the U.S. Securities and Exchange Commission (the "SEC").

2.    Membership

        The Committee shall consist of at least three members. The members of the Committee shall be appointed by the Board annually on the recommendation of the Nominating and Corporate Governance Committee of the Board, which shall recommend for Committee membership such directors as it believes are qualified.

        Each member of the Committee shall satisfy the independence requirements relating to directors and audit committee members (a) of the New York Stock Exchange and (b) under Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act") and any related rules and regulations promulgated thereunder by the SEC.

        No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

        Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall qualify as an audit committee financial expert, as such term is defined by the SEC in Item 401 of Regulation S-K.

        The Board expects that the Corporation will be deemed to be a "controlled company" under Section 303A of the proposed New York Stock Exchange ("NYSE") rules and following the adoption of the proposed rules, the Corporation will make the appropriate application to the NYSE to confirm such status.

3.    Structure and Operations

        The Board shall designate one member of the Committee as its chairperson. The affirmative vote of a majority of the members of the Committee is necessary for the adoption of any resolution. Unless expressly authorized by the Board, the Committee shall not have the power to create subcommittees. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and non-audit services pursuant to Section 10A(i)(3) of the Exchange Act and any related rules promulgated thereunder by the SEC, which pre-approvals shall be presented to the full Committee at the next scheduled meeting.

        The Committee shall have at least four regularly scheduled meetings per year at such times and places as shall be determined by the Committee chairperson, and may have such additional meetings as the Committee chairperson or a majority of the Committee's members deem necessary or desirable. The Committee may request (a) any officer or employee of the Corporation, (b) the Corporation's outside counsel or (c) the Corporation's independent auditor to attend any meeting (or portions thereof) of the Committee, or to meet with any members of or consultants to the Committee, and to provide such information as the Committee deems necessary or desirable.

        The Committee shall meet separately, at least once every fiscal quarter, with management, with the Corporation's internal auditors (or other personnel responsible for the Corporation's internal audit function) and with the independent auditor.

        Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications arrangements by means of which all persons participating in the meeting can hear each other.

4.    Duties and Responsibilities

        The Committee's duties and responsibilities shall include each of the items enumerated in this Section 4 and such other matters as may from time to time be delegated to the Committee by the Board.

  Reports to Board; Review of Committee Performance and Charter

        (a) The Committee shall report regularly to the Board and review with the Board any issues that arise with respect to:

    (i)
    the quality or integrity of the Corporation's financial statements;

    (ii)
    the performance and independence of the Corporation's independent auditor;

    (iii)
    the performance of the Corporation's internal audit function; and

    (iv)
    the Corporation's compliance with legal and regulatory requirements.

        (b) The Committee shall undertake and review with the Board an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

        (c) The Committee shall review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  The Corporation's Relationship with the Independent Auditor

        (d) The Committee shall have the sole and direct responsibility and authority for the appointment, compensation, retention and oversight of the work of each independent auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and each such independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and each such independent auditor regarding financial reporting. The Committee shall have the responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to the deminimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services to be provided to the Corporation by any such independent auditor. The Committee shall have the sole authority to approve any compensation payable by the Corporation for any approved audit or non-audit services to any such independent auditor, including the fees, terms and conditions for the performance of such services.

        (e) The Committee shall, at least annually:

    (i)
    obtain a written report by the independent auditor describing, to the extent permitted under applicable auditing standards:

    (A)
    the independent auditor's internal quality-control procedures;

    (B)
    any material issues raised by the most recent quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

    (C)
    all relationships between the independent auditor and the Corporation; and

    (ii)
    review the foregoing report and the independent auditor's work throughout the year and evaluate the independent auditor's qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor's engagement with the Corporation, and present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

        (f) The Committee shall, at least annually, discuss with the independent auditor, out of the presence of management if deemed appropriate:

    (i)
    the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented, relating to the conduct of the audit;

    (ii)
    the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor's activities or access to requested information imposed by management, and management's response thereto, and any significant disagreements with management; and

    (iii)
    the Corporation's internal controls and the responsibilities, budget and staffing of the Corporation's internal audit function, including any "management" or "internal control" letter issued or proposed to be issued by such auditor to the Corporation.

        (g) The Committee shall establish policies for the Corporation's hiring of employees or former employees of the independent auditor.

        (h) The Committee shall review, and discuss as appropriate with management, the internal auditors and the independent auditor, the report of the independent auditor required by Section 10A(k) of the Exchange Act.

  Financial Reporting and Disclosure Matters

        (i) The Committee shall review and discuss with management and the independent auditor:

    (i)
    prior to the annual audit, the scope, planning and staffing of the annual audit;

    (ii)
    the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of

      Financial Condition and Results of Operations" and the results of the independent auditor's reviews of the quarterly financial statements;

    (iii)
    significant issues regarding accounting and auditing principles and practices and financial statement presentations, including all critical accounting policies and estimates, any significant changes in the Corporation's selection or application of accounting principles and any significant issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

    (iv)
    analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

    (v)
    the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

    (vi)
    any significant changes to the Corporation's auditing and accounting principles and practices suggested by the independent auditor, internal audit personnel or management; and

    (vii)
    management's internal control report prepared in accordance with rules promulgated by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.

        (j) The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Corporation's Form 10-K.

        (k) The Committee shall review and discuss with management the Corporation's practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies.

        (l) The Committee shall periodically review and discuss with management the Corporation's guidelines and policies with respect to the process by which the Corporation undertakes risk assessment and risk management, including discussion of the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        (m) The Committee shall review and discuss with the CEO and CFO the procedures undertaken in connection with the CEO and CFO certifications for Form 10-Ks and Form 10-Qs, including their evaluation of the Corporation's disclosure controls and procedures and internal controls.

        (n) The Committee shall annually obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

  Internal Audit, Compliance Matters and Other

        (o) The Committee shall review the appointment and termination of senior internal audit personnel, and review all significant reports to management prepared by internal audit personnel, and management's responses.

        (p) The Committee shall establish and maintain procedures for:

    (i)
    the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

    (ii)
    the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

        (q) The Committee shall review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation's financial statements or accounting policies.

        (r) The Committee shall review with the Corporation's general counsel any legal matters that may have a material impact on the financial statements or the compliance policies of the Corporation and its subsidiaries, and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

        (s) The Committee shall exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board.

5.    Authority and Resources

        The Committee may, without further approval by the Board, obtain such advice and assistance, including, without limitation, the performance of special audits, reviews and other procedures, from outside accounting, legal or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any accounting, legal or other advisor retained by the Committee may, but need not, be in the case of an outside accountant, the same accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report on the Corporation's annual financial statements, or in the case of an outside legal or other advisor, otherwise engaged by the Corporation for any other purpose.

        The Corporation shall pay to any independent auditor employed by the Corporation for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any outside accounting, legal or other advisor retained by the Committee pursuant to the preceding paragraph such compensation, including, without limitation, usual and customary expenses and charges, as shall be determined by the Committee. The Corporation shall pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

6.    Stockholders Agreement

        Any other provision of this Charter notwithstanding and subject at all times to compliance with applicable law and stock exchange requirements, the membership of the Committee shall comply with the terms and conditions of the Stockholders Agreement, dated as of March 25, 2003, as amended from time to time, by and among the Corporation, Clayton, Dubilier & Rice Fund V Limited Partnership, EXOR Group S.A. and the Coors family trusts and individuals listed on Schedule I thereto for so long as such agreement remains in effect.

APPENDIX B

2004 Stock and Incentive Compensation Plan

Graphic Packaging Corporation
Effective , 2004

Graphic Packaging Corporation
2004 Stock and Incentive Compensation Plan

Article 1. Establishment, Purpose, and Duration

        1.1   Establishment. Graphic Packaging Corporation, a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2004 Stock and Incentive Compensation Plan (hereinafter referred to as the "Plan"), as set forth in this document.

        The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, and Other Stock-Based Awards.

        The Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

        1.2   Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate, and retain Employees and Directors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals and for Third Party Service Providers through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

        1.3   Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, or (b) the Effective Date.

        1.4   Successor Plan. This Plan shall serve as the successor to the Prior Plan and no further grants shall be made under the Prior Plan from and after the Effective Date of this Plan. All outstanding awards under the Prior Plan immediately prior to the Effective Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under this Plan. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards.

        Any Shares reserved for issuance under the Prior Plan in excess of the number of Shares as to which awards have been awarded thereunder shall be transferred into this Plan upon the Effective Date and shall become available for grant under this Plan. Subject to the limits set forth in Section 4.1 of the Plan, any Shares related to awards granted or issued under the Prior Plan that after the Effective Date may lapse, expire, terminate, or are cancelled, are settled in cash in lieu of common stock, are tendered (either by actual delivery or attestation) to pay the Option Price, or are used to satisfy any tax withholding requirements shall be deemed available for issuance or reissuance under this Plan.

        Furthermore, upon the Effective Date of this Plan, the 2003 Riverwood Holding, Inc. Directors Stock Incentive Plan will have no further force and effect as a shareholder-approved plan, but the plan will be used as an internal document for the administration of Board pay.

Article 2. Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

  2.1
  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

        2.2   "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

        2.3   "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

        2.4   "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

        2.5   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.6   "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.7   "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

        2.8   "Cash Flow" means Consolidated Indebtedness/Securitization (as this term is defined in the Company's $1.6B Credit Agreement) less cash and equivalents, both as reflected on the audited balance sheet of the Company for December 31 of the Plan Year, less the same figure as reflected on the audited balance sheet of the Company for December 31 of the immediately prior Plan Year.

        2.9   "Cause" means:

  (a) The Participant's willful and continued failure to substantially perform his duties with the Company, its Affiliates, and/or its Subsidiaries (other than any such failure resulting from Disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant willfully failed to substantially perform his duties, and after the Participant has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand;

  (b) The Participant willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, its Affiliates, and/or its Subsidiaries, monetarily or otherwise; or

  (c) The Participant's conviction of a felony.

        2.10 "Change of Control" means any of the following events:

  (a)
  The acquisition by any Person of Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 2.10, the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of thirty percent (30%) or more of the Outstanding Company Voting Securities, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (iv) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii), and (iii) of Section 2.10(c);

  (b)
  Individuals who constitute the Board as of the Effective Date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

  (c)
  Consummation of a reorganization, merger, or consolidation to which the Company is a party (a "Business Combination"), in each case unless, following such Business Combination: (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of Directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company either directly or through one or more subsidiaries) (the "Successor Entity") in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity) beneficially owns, directly or indirectly, thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.10) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

  (d)
  The sale, transfer or other disposition of all or substantially all of the assets of the Company; or

  (e)
  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        2.11 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

        2.12 "Committee" means the Compensation Committee of the Board of Directors. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

        2.13 "Company" means Graphic Packaging Corporation, a Delaware corporation, and any successor thereto as provided in Article 21 herein.

        2.14 "Covered Employee" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

        2.15 "Covered Employee Annual Incentive Award" means an Award granted to a Covered Employee as described in Article 12.

        2.16 "Director" means any individual who is a member of the Board of Directors of the Company.

        2.17 "Disability" means, unless otherwise provided in an Award, a physical or mental disability or infirmity that prevents or is reasonably expected to prevent the performance of a Participant's employment-related duties for a period of six (6) months or longer and within thirty (30) days after the

Company notifies the Participant in writing that it intends to replace him, the Participant shall not have returned to the performance of his employment-related duties on a full-time basis.

        The Board's reasoned and good faith judgment of Disability shall be final, binding, and conclusive and shall be based on such competent medical evidence as shall be presented to it by such Participant and/or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Board, provided that, with respect to any Participant who is a party to an employment or individual severance agreement with the Company, "Disability" shall have the meaning, if any assigned in such agreement to such term or to a similar term such as "Permanent Disability" or "Permanently Disabled."

        2.18 "Effective Date" has the meaning set forth in Section 1.1.

        2.19 "Employee" means any employee of the Company, its Affiliates, and/or Subsidiaries.

        2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.21 "Extraordinary Items" means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report on Form 10-K.

        2.22 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading days, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award's FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

        2.23 "Full Value Award" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

        2.24 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

        2.25 "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

        2.26 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

        2.27 "Insider" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

        2.28 "Net Income" means the consolidated net income before taxes for the Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

        2.29 "Nonemployee Director" has the same meaning set forth in Rule 16b-3 promulgated under the Exchange Act, or any successor definition adopted by the United States Securities and Exchange Commission.

        2.30 "Nonemployee Director Award" means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

        2.31 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

        2.32 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

        2.33 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.34 "Option Term" means the period of time an Option is exercisable as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

        2.35 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

        2.36 "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

        2.37 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

        2.38 "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

        2.39 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.40 "Performance Share" means an Award granted to a Participant, as described in Article 9.

        2.41 "Performance Unit" means an Award granted to a Participant, as described in Article 9.

        2.42 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

        2.43 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.44 "Plan" means the Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan, as it may hereinafter be amended and/or restated.

        2.45 "Plan Year" means the calendar year.

        2.46 "Prior Plan" means the 2003 Riverwood Holding, Inc. Long-Term Incentive Plan.

        2.47 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

        2.48 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

        2.49 "Retirement" means termination of employment by the Participant with age and years of service credit totaling at least sixty-five (65), with the minimum age at which a Participant may be considered retired being fifty-five (55).

        2.50 "Share" means a share of common stock of the Company, $.01 par value per share.

        2.51 "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

        2.52 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

        2.53 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

        2.54 "Third-Party Service Provider" means any consultant, agent, advisor, or independent contractor who renders services to the Company, its Affiliates, and/or its Subsidiaries that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

Article 3. Administration

        3.1   General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

        3.2   Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 19, adopting modifications. subplans, and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

        3.3   Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, its Affiliates, and/or its Subsidiaries, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees (including any officers of the Company) to be recipients of Awards; and (b) determine the size of any such Awards;

provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider or a Covered Employee; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to the Plan and Maximum Awards

        4.1   Number of Shares Available for Awards.

(a)
Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") shall be:

(i)
Twenty million (20,000,000), plus

(ii)
(A) Any authorized Shares not issued or subject to outstanding awards under the Company's Prior Plan as of the Effective Date; and (B) any Shares subject to the five million two hundred thousand (5,200,000) outstanding awards as of the Effective Date under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares), up to an aggregate maximum of five million two hundred thousand (5,200,000) Shares.

(b)
All of the Shares reserved for issuance under Section 4.1(a) may be issued pursuant to Full-Value Awards.

(c)
Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs and NQSOs shall be:

(i)
Twenty million (20,000,000) Shares that may be issued pursuant to Awards in the form of ISOs; and

(ii)
Twenty million (20,000,000) Shares that may be issued pursuant to Awards in the form of NQSOs.

        4.2   Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

        4.3   Annual Award Limits for Covered Employees. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based

Compensation, the following limits (each an "Annual Award Limit," and, collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan:

  (a)
  Options: The maximum aggregate number of Shares subject to Options, granted in any one Plan Year to any one Participant shall be one million (1,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

  (b)
  SARs: The maximum number of Shares subject to Stock Appreciation Rights, granted in any one Plan Year to any one Participant shall be one million (1,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

  (c)
  Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one million (1,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

  (d)
  Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be five hundred thousand (500,000) Shares, or equal to the value of five hundred thousand (500,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

  (e)
  Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the greater of five million dollars ($5,000,000) or the value of one million (1,000,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

  (f)
  Covered Employee Annual Incentive Award. The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 12.

  (g)
  Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one million (1,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

        4.4   Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

        The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. To the extent such adjustments affect

Awards to Covered Employees or ISOs, the adjustments will be prescribed in a form that meets the requirements of Code Section 162(m) and 422 respectively.

        Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

        5.1   Eligibility. Individuals eligible to participate in this Plan include key Employees, Directors, and Third Party Service Providers.

        5.2   Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

        6.1   Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the regulations thereunder).

        6.2   Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

        6.3   Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price may include (but not be limited to) an Option Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, an Option Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, if the Option is an ISO the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

        6.4   Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

        6.5   Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

        6.6   Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market; (c) by a combination of (a) and (b); or (d) any other method acceptable under applicable law which is approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

        Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment if required (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

        6.7   Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or any blue sky, state, or foreign securities laws applicable to such Shares.

        6.8   Termination of Employment. Unless otherwise provided in a Participant's Award Agreement, the Options, which become exercisable as provided in Section 6.5 above, shall terminate and be of no force or effect as follows:

  (a)
  If a Participant's employment terminates during the Option Term by reason of death, the Options terminate and have no force or effect upon the earlier of: (i) twelve (12) months after the date of death; or (ii) the expiration of the Option Term.

  (b)
  If a Participant's employment terminates during the Option Term by reason of Disability, the Options terminate and have no force or effect upon the earlier of: (i) thirty-six (36) months after the Participant's termination of employment; or (ii) the expiration of the Option Term.

  (c)
  If a Participant's employment terminates during the Option Term by reason of Retirement, the Options terminate and have no force or effect upon the earlier of: (i) sixty (60) months after the Participant's termination of employment; or (ii) the expiration of the Option Term.

  (d)
  If a Participant's employment terminates during the Option Term due to dismissal by the Company for Cause, the Options terminate and have no force or effect upon the date of the Participant's termination.

  (e)
  If the Participant's employment terminates during the Option Term for any other reason, the Options terminate and have no force or effect upon the earlier of: (i) ninety (90) days after the Participant's termination of employment; or (ii) the expiration of the Option Term.

  (f)
  If the Participant continues employment with the Company through the Option Term, the Options terminate and have no force or effect upon the expiration of the Option Term.

        6.9   Transferability of Options.

  (a)
  Incentive Stock Options. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

  (b)
  Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        6.10 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

        6.11. Substituting SARs. In the event the Company no longer uses APB Opinion 25 to account for equity compensation and is required to or elects to expense the cost of Options pursuant to FAS 123 (or a successor standard), the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Shares (or SARs paid in Shares or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted Share SARs are the same as the terms for the Options and the difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

        6.12 Dividend Equivalents. At the discretion of the Committee, Participants holding Options may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares. Such dividend equivalents may be in the form of cash, Shares, Restricted Stock, or Restricted Stock Units, and may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion.

Article 7. Stock Appreciation Rights

        7.1   Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

        Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price may include, but not be limited to, a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee in its sole discretion. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

        7.2   SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.3   Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

        7.4   Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

        7.5.  Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO. Also, the Tandem SAR may only be transferred when the tandem ISO is transferable.

        7.6   Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion.

        7.7   Termination of Employment. Unless otherwise provided in a Participant's Award Agreement, the SARs, which become exercisable as provided in Section 7.5 above, shall terminate and be of no force or effect as follows:

  (a)
  If a Participant's employment terminates during the SAR term by reason of death, the SAR terminates and has no force or effect upon the earlier of: (i) twelve (12) months after the date of death; or (ii) the expiration of the SAR term.

  (b)
  If a Participant's employment terminates during the SAR term by reason of Disability, the SAR terminates and has no force or effect upon the earlier of: (i) thirty-six (36) months after the Participant's termination of employment; or (ii) the expiration of the SAR term.

  (c)
  If a Participant's employment terminates during the SAR term by reason of Retirement, the SAR terminates and has no force or effect upon the earlier of: (i) sixty (60) months after the Participant's termination of employment; or (ii) the expiration of the SAR term.

  (d)
  If a Participant's employment terminates during the SAR term due to dismissal by the Company for Cause, the SAR terminates and has no force or effect upon the date of the Participant's termination.

  (e)
  If the Participant's employment terminates during the SAR term for any other reason, the SAR terminates and has no force or effect upon the earlier of: (i) ninety (90) days after the Participant's termination of employment; or (ii) the expiration of the SAR term.

  (f)
  If the Participant continues employment with the Company through the SAR term, the SAR terminates and has no force or effect upon the expiration of the SAR term.

        7.8   Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        7.9   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

        8.1   Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and subject to such conditions as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

        8.2   Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

        8.3   Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

        8.4   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

        To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

        8.5   Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

  "The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Graphic Packaging Corporation."

        8.6   Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

        8.7   Termination of Employment. Unless otherwise provided in a Participant's Award Agreement, upon termination of employment due to death, Disability, or Retirement, all restrictions on such Restricted Stock or Restricted Stock Units shall terminate. In the event a Participant's employment terminates for any other reason, including but not limited to, termination with or without Cause by the Company, its Affiliates, and/or its Subsidiaries, or voluntary termination by the Participant, all of the unvested Shares of Restricted Stock and Restricted Stock Units a Participant holds at the time of such termination shall be forfeited to the Company.

        8.8   Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

        9.1   Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

        9.2   Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

        9.3   Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4   Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        9.5    Termination of Employment. Unless otherwise provided in a Participant's Award Agreement, upon termination of employment due to death, Disability, or Retirement, any Performance Units and/or Performance Shares shall become payable on a pro rata basis assuming the performance goals have been achieved at target. The proration shall be determined as a function of the length of time within the Performance Period that has elapsed prior to termination of employment. In the event a Participant's employment terminates for any other reason, including but not limited to, termination with or without Cause by the Company, its Affiliates, and/or its Subsidiaries, or voluntary termination by the Participant, any Performance Units and/or Performance Shares a Participant holds at the time of such termination shall be forfeited.

        9.6    Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

        10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

        10.2    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals at its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

        10.4    Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

        10.5    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

        10.6    Nontransferability. Except as otherwise determined by the Committee, Cash-Based Awards and Other Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

Article 11. Performance Measures

        11.1    Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

  (a)
  Net earnings or net income (before or after taxes);

  (b)
  Earnings per share;

  (c)
  Net sales growth;

  (d)
  Net operating profit;

  (e)
  Return measures (including, but not limited to, return on assets, capital, equity, or sales);

  (f)
  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

  (g)
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  (h)
  Gross or operating margins;

  (i)
  Productivity ratios;

  (j)
  Share price (including, but not limited to, growth measures and total shareholder return);

  (k)
  Expense targets;

  (l)
  Margins;

  (m)
  Operating efficiency;

  (n)
  Customer satisfaction;

  (o)
  Working capital targets; and

  (p)
  EVA®.

        Any Performance Measure(s) may be used to measure the performance of the Company, its Affiliates, and/or its Subsidiaries as a whole or any business unit of the Company, its Affiliates, and/or its Subsidiaries or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

        11.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

        11.3    Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        11.4    Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Covered Employee Annual Incentive Award

        12.1    Establishment of Incentive Pool. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to the greater of: (i) one and one half percent (1.5%) of the Company's Credit Agreement

EBITDA (as defined in the Company's filings with the Security and Exchange Commission) for the Plan Year, (ii) four percent (4%) of the Company's Cash Flow for the Plan Year, or (iii) six percent (6%) of the Company's Net Income for the Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one Covered Employee exceed forty percent (40%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

        12.2    Determination of Covered Employees' Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee's allocated portion of the incentive pool based upon the percentage established at the beginning of the Plan Year. Each Covered Employee's incentive award then shall be determined by the Committee based on the Covered Employee's allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee's allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article 13. Nonemployee Director Awards

        Nonemployee Directors may be granted Awards under the Plan. Annually, the Nonemployee Directors will be granted Awards on a nondiscriminatory basis as approved by the Board.

Article 14. Dividend Equivalents

        Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 15. Beneficiary Designation

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 16. Deferrals

        The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Covered Employee Annual Incentive Award, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 17. Rights of Participants

        17.1    Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

        17.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        17.3    Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 18. Change of Control

        18.1    Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

  (a)
  Any and all Options and SARs granted hereunder shall become immediately vested and exercisable; additionally, except as otherwise provided in Section 18.1(f), if a Participant's employment is terminated for any reason except Cause within six (6) months prior to such Change of Control or within twelve (12) months subsequent to such Change of Control, the Participant shall have until the earlier of: (i) twelve (12) months following such termination date, or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

  (b)
  Any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse;

  (c)
  The incentive pool used to determine Covered Employee Annual Incentive Awards shall be based on the Credit Agreement EDITDA, Cash Flow or Net Income of the Plan Year immediately preceding the year of the Change of Control, or such other method of payment as may be determined by the Committee at the time of the Award or thereafter but prior to the Change of Control;

  (d)
  The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control;

  (i)
  The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control. The Committee has the authority to pay all or any portion of the value of the Shares in cash;

  (ii)
  Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

  (e)
  Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, the Committee shall pay out all Cash-Based Awards and any restrictions on Other Stock-Based Awards shall lapse.

  (f)
  Notwithstanding Section 18.1(a) or any other provision herein to the contrary, if a Participant's employment is terminated for any reason except Cause on or after the date, if any, on which the Company's shareholders approve a transaction constituting a Change of Control pursuant to Sections 2.10(c) or 2.10(d), but prior to the consummation thereof, the Participant shall be treated solely for the purposes of the Plan as continuing in the Company's employment until the occurrence of the Change in Control and to have been terminated immediately thereafter.

Article 19. Amendment, Modification, Suspension, and Termination

        19.1    Amendment, Modification, Suspension, and Termination. Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part.

        19.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

        19.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 20. Withholding

        20.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        20.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 21. Successors

        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22. General Provisions

        22.1    Forfeiture Events.

  (a)
  The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, its Affiliates, and/or its Subsidiaries, violation of material Company, its Affiliates, and/or its Subsidiaries policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

  (b)
  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

        22.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

        22.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        22.4    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        22.5    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        22.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

  (a)
  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

  (b)
  Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        22.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        22.8    Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

        22.9    Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

  (a)
  Determine which Affiliates and Subsidiaries shall be covered by the Plan;

  (b)
  Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in the Plan;

  (c)
  Modify the terms and conditions of any Award granted to Employees and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

  (d)
  Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

  (e)
  Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

        22.10    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        22.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, its Affiliates, and/or its Subsidiaries, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, its Affiliates, and/or its Subsidiaries, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to ERISA.

        22.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        22.13    Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, will be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's, its Affiliates', and/or its Subsidiaries' retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

        22.14    Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

        22.15    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's, its Affiliates', and/or its Subsidiaries' right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company, its Affiliates, and/or its Subsidiaries to take any action which such entity deems to be necessary or appropriate.

        22.16    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

        22.17    Indemnification. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action take or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

        The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

GRAPHIC PACKAGING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, MAY 18, 2004
10:00 A.M. (LOCAL TIME)

RENAISSANCE WAVERLY HOTEL
2450 GALLERIA PARKWAY
ATLANTA, GEORGIA 30339

GRAPHIC PACKAGING CORPORATION 814 LIVINGSTON COURT, MARIETTA, GEORGIA 30067	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John T. Baldwin and Stephen A. Hellrung, or either of them, as proxies, with power of substitution, to vote all the shares of the undersigned held of record by the undersigned as of April 1, 2004, with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Graphic Packaging Corporation (the "Company"), to be held at 10:00 a.m. (local time) on May 18, 2004, at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway, Atlanta, Georgia 30339, or any adjournments thereof.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE, VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, MERELY SIGN ON THE REVERSE SIDE. NO BOXES NEED TO BE CHECKED.

SEE REVERSE FOR VOTING INSTRUCTIONS.

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THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK—EASY—IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 17, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET—HTTP://WWW.EPROXY.COM/GPK/—QUICK—EASY—IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 17, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Graphic Packaging Corporation, c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.

        IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

        COMPANY #

        [GRAPHIC OMITTED]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.
Election of directors:
01	Jeffrey H. Coors	☐	Vote FOR all nominees
02	Kevin J. Conway	☐	Vote WITHHELD from all nominees
03	Robert W. Tieken	(except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

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2.
Approval of the Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan.

☐    For                ☐    Against                ☐    Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ABOVE.

        Address Change?        Mark Box    ☐        Indicate changes below:                        Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

☐

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QuickLinks

Notice of Annual Meeting of Stockholders of Graphic Packaging Corporation
TABLE OF CONTENTS
Proxy Statement for Annual Meeting of Stockholders May 18, 2004
GENERAL INFORMATION
SUMMARY OF MERGER WITH GRAPHIC PACKAGING INTERNATIONAL CORPORATION
CORPORATE GOVERNANCE MATTERS
PROPOSAL 1—ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Pension Plan Table
Pension Plan Table
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PROPOSAL 2—APPROVAL OF 2004 PLAN
TOTAL RETURN TO STOCKHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT MATTERS
ADDITIONAL INFORMATION
STOCKHOLDER PROPOSALS AND NOMINATIONS
ANNUAL REPORT
  APPENDIX A
  APPENDIX B
CONTENTS
Graphic Packaging Corporation 2004 Stock and Incentive Compensation Plan
GRAPHIC PACKAGING CORPORATION
ANNUAL MEETING OF STOCKHOLDERS